UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02841

Fidelity Capital Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Focused Stock Fund Fidelity Advisor® Focused Stock Fund Class Z : FSFOX

This annual shareholder report contains information about Fidelity® Focused Stock Fund for the period October 8, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z A	$ 4	0.55%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology, where our stock picks in semiconductors & semiconductor equipment helped most. Stock selection in industrials, primarily within the capital goods industry, and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight stake in Nvidia (+221%). We decreased our position in Nvidia during the period, but the company was the fund's second-largest holding at period end. A second notable relative contributor was an overweight in Constellation Energy (+133%), a position we established this period. The stock was one of our largest holdings. An overweight in Meta Platforms (+88%) also helped. The company was the fund's biggest holding at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock picks and an underweight in financials. Stock choices and an overweight in energy also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was our stake in Jabil (-8%). The stock was not held at period end. A non-benchmark stake in Coinbase Global returned approximately -43% and was a second notable relative detractor. A non-benchmark stake in Antero Resources (-6%) also hurt.
•Notable changes in positioning include increased exposure to the utilities and consumer discretionary sectors and a lower allocation to information technology.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,391,796,889
Number of Holdings	43
Total Advisory Fee	$21,114,884
Portfolio Turnover	105%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.1
Consumer Discretionary	14.7
Financials	12.8
Communication Services	10.8
Health Care	9.2
Utilities	4.1
Energy	3.2
Real Estate	2.2
Consumer Staples	1.7
Materials	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Meta Platforms Inc Class A	6.4
NVIDIA Corp	6.1
Microsoft Corp	5.7
Apple Inc	5.2
Modine Manufacturing Co	4.8
Eli Lilly & Co	4.7
Fiserv Inc	4.7
Constellation Energy Corp	4.1
Amazon.com Inc	3.8
Broadcom Inc	3.5
49.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918456.100    7857-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Fund Fidelity® Value Fund Class K : FVLKX

This annual shareholder report contains information about Fidelity® Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 86	0.74%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell Midcap Value Index for the fiscal year, particularly within the consumer durables & apparel industry of the consumer discretionary sector. Also hurting our result was stock selection in industrials, primarily within the commercial & professional services industry, and financials, primarily within the financial services industry.
•The biggest individual relative detractor was an overweight in Concentrix (-43%). A second notable relative detractor was our non-benchmark stake in Constellium (-29%), a stock that was among our largest holdings this period. Another relative detractor was an overweight in Antero Resources (-13%). The company was one of the fund's largest holdings this period; we reduced the stake by period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in real estate. Stock choices in utilities and information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Constellation Energy (+130%). The stock was the fund's largest holding this period, but we decreased the position by period end. A non-benchmark stake in Compass gained roughly 221% and was the second-largest relative contributor. A non-benchmark stake in Targa Resources gained 103% and notably helped.
•Notable changes in positioning include higher allocations to the consumer staples and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	31.11%	13.95%	9.58%
Russell Midcap® Value Index	34.03%	9.93%	8.43%
Russell 3000® Index	37.86%	14.60%	12.44%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,172,685,709
Number of Holdings	268
Total Advisory Fee	$69,313,097
Portfolio Turnover	85%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	18.8
Financials	16.4
Materials	10.5
Consumer Discretionary	10.4
Energy	9.1
Health Care	9.0
Utilities	7.2
Real Estate	5.2
Consumer Staples	5.1
Information Technology	4.3
Communication Services	2.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
PG&E Corp	1.3
Vistra Corp	1.2
Ventas Inc	1.0
Molina Healthcare Inc	1.0
Global Payments Inc	1.0
Smurfit WestRock PLC	0.9
Lumentum Holdings Inc	0.9
International Paper Co	0.8
Entergy Corp	0.8
Sun Communities Inc	0.8
9.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913795.100    2102-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stock Selector Small Cap Fund Fidelity Advisor® Stock Selector Small Cap Fund Class C : FCDCX

This annual shareholder report contains information about Fidelity® Stock Selector Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 229	1.93%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Security selection in health care and financials also boosted relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+252%). The stock was the fund's biggest holding at period end. A non-benchmark stake in SharkNinja gained about 127% and was the second-largest relative contributor. An overweight in TransMedics (+123%) also helped.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Choices in communication services also hampered the fund's result, as did an underweight in financials, especially within the banking industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 242%. The second-largest relative detractor was an overweight in Liberty Energy (-12%). The stock was among the fund's largest holdings this period. Not owning Carvana, a benchmark component that gained 377%, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and higher allocations to real estate and health care.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	36.62%	11.57%	9.50%
Class C	37.62%	11.57%	9.50%
Russell 2000® Index	34.07%	8.50%	7.94%
Russell 3000® Index	37.86%	14.60%	12.44%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,369,761,724
Number of Holdings	228
Total Advisory Fee	$25,962,189
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.0
Health Care	17.1
Financials	16.5
Information Technology	13.0
Consumer Discretionary	10.3
Materials	5.4
Real Estate	5.1
Energy	4.9
Consumer Staples	2.9
Utilities	2.3
Communication Services	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.5
Synovus Financial Corp	1.2
Brookfield Infrastructure Corp Class A (United States)	1.2
Eagle Materials Inc	1.1
Green Brick Partners Inc	1.1
Commercial Metals Co	1.1
Insight Enterprises Inc	1.1
Essential Properties Realty Trust Inc	1.1
GMS Inc	1.0
Fabrinet	1.0
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913870.100    1864-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Capital Appreciation Fund Fidelity® Capital Appreciation Fund : FDCAX

This annual shareholder report contains information about Fidelity® Capital Appreciation Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Capital Appreciation Fund	$ 69	0.57%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by choices in industrials. Security selection in health care also boosted the fund's relative performance, as did picks and an overweight in information technology, particularly in the semiconductors & semiconductor equipment industry.
•The top individual relative contributor was an overweight in Nvidia (+229%). The company was one of the fund's biggest holdings. The second-largest relative contributor was our stake in Apple (+33%), a position we notably increased during the period, and which was the fund's largest holding at period end. Another relative contributor was an overweight in GE Vernova (+117%), a stake we established this period.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. Security selection and an underweight in financials also hampered the fund's result, as did an overweight in health care.
•Not owning Broadcom, a benchmark component that gained 105%, was the largest individual relative detractor. A non-benchmark stake in MongoDB returned about -21% and was the second-biggest relative detractor. An underweight in Meta Platforms (+89%), a stake we established this period, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Capital Appreciation Fund	43.35%	17.29%	12.91%
S&P 500® Index	38.02%	15.27%	13.00%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,849,012,015
Number of Holdings	146
Total Advisory Fee	$33,263,707
Portfolio Turnover	56%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.8
Health Care	17.4
Industrials	14.6
Financials	12.5
Consumer Discretionary	10.0
Communication Services	6.9
Materials	3.5
Energy	2.7
Consumer Staples	1.9
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.8)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	9.6
NVIDIA Corp	8.7
Microsoft Corp	4.4
Amazon.com Inc	3.2
Boston Scientific Corp	2.9
Alphabet Inc Class A	2.7
Mastercard Inc Class A	2.5
Uber Technologies Inc	2.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.0
UnitedHealth Group Inc	1.9
40.0
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913843.100    307-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stock Selector Small Cap Fund Fidelity Advisor® Stock Selector Small Cap Fund Class Z : FSSZX

This annual shareholder report contains information about Fidelity® Stock Selector Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 91	0.76%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Security selection in health care and financials also boosted relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+252%). The stock was the fund's biggest holding at period end. A non-benchmark stake in SharkNinja gained about 127% and was the second-largest relative contributor. An overweight in TransMedics (+123%) also helped.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Choices in communication services also hampered the fund's result, as did an underweight in financials, especially within the banking industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 242%. The second-largest relative detractor was an overweight in Liberty Energy (-12%). The stock was among the fund's largest holdings this period. Not owning Carvana, a benchmark component that gained 377%, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and higher allocations to real estate and health care.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 1, 2017 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	39.19%	12.90%	11.32%
Russell 2000® Index	34.07%	8.50%	7.81%
Russell 3000® Index	37.86%	14.60%	13.84%
A   From February 1, 2017
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,369,761,724
Number of Holdings	228
Total Advisory Fee	$25,962,189
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.0
Health Care	17.1
Financials	16.5
Information Technology	13.0
Consumer Discretionary	10.3
Materials	5.4
Real Estate	5.1
Energy	4.9
Consumer Staples	2.9
Utilities	2.3
Communication Services	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.5
Synovus Financial Corp	1.2
Brookfield Infrastructure Corp Class A (United States)	1.2
Eagle Materials Inc	1.1
Green Brick Partners Inc	1.1
Commercial Metals Co	1.1
Insight Enterprises Inc	1.1
Essential Properties Realty Trust Inc	1.1
GMS Inc	1.0
Fabrinet	1.0
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913873.100    2887-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Focused Stock Fund Fidelity Advisor® Focused Stock Fund Class C : FSFMX

This annual shareholder report contains information about Fidelity® Focused Stock Fund for the period October 8, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C A	$ 11	1.67%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology, where our stock picks in semiconductors & semiconductor equipment helped most. Stock selection in industrials, primarily within the capital goods industry, and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight stake in Nvidia (+221%). We decreased our position in Nvidia during the period, but the company was the fund's second-largest holding at period end. A second notable relative contributor was an overweight in Constellation Energy (+133%), a position we established this period. The stock was one of our largest holdings. An overweight in Meta Platforms (+88%) also helped. The company was the fund's biggest holding at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock picks and an underweight in financials. Stock choices and an overweight in energy also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was our stake in Jabil (-8%). The stock was not held at period end. A non-benchmark stake in Coinbase Global returned approximately -43% and was a second notable relative detractor. A non-benchmark stake in Antero Resources (-6%) also hurt.
•Notable changes in positioning include increased exposure to the utilities and consumer discretionary sectors and a lower allocation to information technology.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,391,796,889
Number of Holdings	43
Total Advisory Fee	$21,114,884
Portfolio Turnover	105%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.1
Consumer Discretionary	14.7
Financials	12.8
Communication Services	10.8
Health Care	9.2
Utilities	4.1
Energy	3.2
Real Estate	2.2
Consumer Staples	1.7
Materials	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Meta Platforms Inc Class A	6.4
NVIDIA Corp	6.1
Microsoft Corp	5.7
Apple Inc	5.2
Modine Manufacturing Co	4.8
Eli Lilly & Co	4.7
Fiserv Inc	4.7
Constellation Energy Corp	4.1
Amazon.com Inc	3.8
Broadcom Inc	3.5
49.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918450.100    7855-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stock Selector Small Cap Fund Fidelity Advisor® Stock Selector Small Cap Fund Class I : FCDIX

This annual shareholder report contains information about Fidelity® Stock Selector Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 108	0.91%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Security selection in health care and financials also boosted relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+252%). The stock was the fund's biggest holding at period end. A non-benchmark stake in SharkNinja gained about 127% and was the second-largest relative contributor. An overweight in TransMedics (+123%) also helped.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Choices in communication services also hampered the fund's result, as did an underweight in financials, especially within the banking industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 242%. The second-largest relative detractor was an overweight in Liberty Energy (-12%). The stock was among the fund's largest holdings this period. Not owning Carvana, a benchmark component that gained 377%, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and higher allocations to real estate and health care.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	39.01%	12.75%	10.52%
Russell 2000® Index	34.07%	8.50%	7.94%
Russell 3000® Index	37.86%	14.60%	12.44%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,369,761,724
Number of Holdings	228
Total Advisory Fee	$25,962,189
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.0
Health Care	17.1
Financials	16.5
Information Technology	13.0
Consumer Discretionary	10.3
Materials	5.4
Real Estate	5.1
Energy	4.9
Consumer Staples	2.9
Utilities	2.3
Communication Services	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.5
Synovus Financial Corp	1.2
Brookfield Infrastructure Corp Class A (United States)	1.2
Eagle Materials Inc	1.1
Green Brick Partners Inc	1.1
Commercial Metals Co	1.1
Insight Enterprises Inc	1.1
Essential Properties Realty Trust Inc	1.1
GMS Inc	1.0
Fabrinet	1.0
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913872.100    1866-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Focused Stock Fund Fidelity Advisor® Focused Stock Fund Class I : FSFNX

This annual shareholder report contains information about Fidelity® Focused Stock Fund for the period October 8, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I A	$ 4	0.67%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology, where our stock picks in semiconductors & semiconductor equipment helped most. Stock selection in industrials, primarily within the capital goods industry, and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight stake in Nvidia (+221%). We decreased our position in Nvidia during the period, but the company was the fund's second-largest holding at period end. A second notable relative contributor was an overweight in Constellation Energy (+133%), a position we established this period. The stock was one of our largest holdings. An overweight in Meta Platforms (+88%) also helped. The company was the fund's biggest holding at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock picks and an underweight in financials. Stock choices and an overweight in energy also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was our stake in Jabil (-8%). The stock was not held at period end. A non-benchmark stake in Coinbase Global returned approximately -43% and was a second notable relative detractor. A non-benchmark stake in Antero Resources (-6%) also hurt.
•Notable changes in positioning include increased exposure to the utilities and consumer discretionary sectors and a lower allocation to information technology.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,391,796,889
Number of Holdings	43
Total Advisory Fee	$21,114,884
Portfolio Turnover	105%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.1
Consumer Discretionary	14.7
Financials	12.8
Communication Services	10.8
Health Care	9.2
Utilities	4.1
Energy	3.2
Real Estate	2.2
Consumer Staples	1.7
Materials	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Meta Platforms Inc Class A	6.4
NVIDIA Corp	6.1
Microsoft Corp	5.7
Apple Inc	5.2
Modine Manufacturing Co	4.8
Eli Lilly & Co	4.7
Fiserv Inc	4.7
Constellation Energy Corp	4.1
Amazon.com Inc	3.8
Broadcom Inc	3.5
49.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918454.100    7856-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Fund Fidelity® Value Fund : FDVLX

This annual shareholder report contains information about Fidelity® Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Fund	$ 94	0.81%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell Midcap Value Index for the fiscal year, particularly within the consumer durables & apparel industry of the consumer discretionary sector. Also hurting our result was stock selection in industrials, primarily within the commercial & professional services industry, and financials, primarily within the financial services industry.
•The biggest individual relative detractor was an overweight in Concentrix (-43%). A second notable relative detractor was our non-benchmark stake in Constellium (-29%), a stock that was among our largest holdings this period. Another relative detractor was an overweight in Antero Resources (-13%). The company was one of the fund's largest holdings this period; we reduced the stake by period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in real estate. Stock choices in utilities and information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Constellation Energy (+130%). The stock was the fund's largest holding this period, but we decreased the position by period end. A non-benchmark stake in Compass gained roughly 221% and was the second-largest relative contributor. A non-benchmark stake in Targa Resources gained 103% and notably helped.
•Notable changes in positioning include higher allocations to the consumer staples and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Value Fund	30.95%	13.83%	9.47%
Russell Midcap® Value Index	34.03%	9.93%	8.43%
Russell 3000® Index	37.86%	14.60%	12.44%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,172,685,709
Number of Holdings	268
Total Advisory Fee	$69,313,097
Portfolio Turnover	85%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	18.8
Financials	16.4
Materials	10.5
Consumer Discretionary	10.4
Energy	9.1
Health Care	9.0
Utilities	7.2
Real Estate	5.2
Consumer Staples	5.1
Information Technology	4.3
Communication Services	2.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
PG&E Corp	1.3
Vistra Corp	1.2
Ventas Inc	1.0
Molina Healthcare Inc	1.0
Global Payments Inc	1.0
Smurfit WestRock PLC	0.9
Lumentum Holdings Inc	0.9
International Paper Co	0.8
Entergy Corp	0.8
Sun Communities Inc	0.8
9.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913796.100    39-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Focused Stock Fund Fidelity Advisor® Focused Stock Fund Class A : FSFGX

This annual shareholder report contains information about Fidelity® Focused Stock Fund for the period October 8, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A A	$ 6	0.90%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology, where our stock picks in semiconductors & semiconductor equipment helped most. Stock selection in industrials, primarily within the capital goods industry, and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight stake in Nvidia (+221%). We decreased our position in Nvidia during the period, but the company was the fund's second-largest holding at period end. A second notable relative contributor was an overweight in Constellation Energy (+133%), a position we established this period. The stock was one of our largest holdings. An overweight in Meta Platforms (+88%) also helped. The company was the fund's biggest holding at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock picks and an underweight in financials. Stock choices and an overweight in energy also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was our stake in Jabil (-8%). The stock was not held at period end. A non-benchmark stake in Coinbase Global returned approximately -43% and was a second notable relative detractor. A non-benchmark stake in Antero Resources (-6%) also hurt.
•Notable changes in positioning include increased exposure to the utilities and consumer discretionary sectors and a lower allocation to information technology.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,391,796,889
Number of Holdings	43
Total Advisory Fee	$21,114,884
Portfolio Turnover	105%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.1
Consumer Discretionary	14.7
Financials	12.8
Communication Services	10.8
Health Care	9.2
Utilities	4.1
Energy	3.2
Real Estate	2.2
Consumer Staples	1.7
Materials	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Meta Platforms Inc Class A	6.4
NVIDIA Corp	6.1
Microsoft Corp	5.7
Apple Inc	5.2
Modine Manufacturing Co	4.8
Eli Lilly & Co	4.7
Fiserv Inc	4.7
Constellation Energy Corp	4.1
Amazon.com Inc	3.8
Broadcom Inc	3.5
49.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918448.100    7853-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Capital Appreciation Fund Fidelity® Capital Appreciation Fund Class K : FCAKX

This annual shareholder report contains information about Fidelity® Capital Appreciation Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 58	0.48%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by choices in industrials. Security selection in health care also boosted the fund's relative performance, as did picks and an overweight in information technology, particularly in the semiconductors & semiconductor equipment industry.
•The top individual relative contributor was an overweight in Nvidia (+229%). The company was one of the fund's biggest holdings. The second-largest relative contributor was our stake in Apple (+33%), a position we notably increased during the period, and which was the fund's largest holding at period end. Another relative contributor was an overweight in GE Vernova (+117%), a stake we established this period.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. Security selection and an underweight in financials also hampered the fund's result, as did an overweight in health care.
•Not owning Broadcom, a benchmark component that gained 105%, was the largest individual relative detractor. A non-benchmark stake in MongoDB returned about -21% and was the second-biggest relative detractor. An underweight in Meta Platforms (+89%), a stake we established this period, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	43.46%	17.39%	13.01%
S&P 500® Index	38.02%	15.27%	13.00%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,849,012,015
Number of Holdings	146
Total Advisory Fee	$33,263,707
Portfolio Turnover	56%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.8
Health Care	17.4
Industrials	14.6
Financials	12.5
Consumer Discretionary	10.0
Communication Services	6.9
Materials	3.5
Energy	2.7
Consumer Staples	1.9
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.8)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	9.6
NVIDIA Corp	8.7
Microsoft Corp	4.4
Amazon.com Inc	3.2
Boston Scientific Corp	2.9
Alphabet Inc Class A	2.7
Mastercard Inc Class A	2.5
Uber Technologies Inc	2.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.0
UnitedHealth Group Inc	1.9
40.0
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913842.100    2079-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Disciplined Equity Fund Fidelity® Disciplined Equity Fund : FDEQX

This annual shareholder report contains information about Fidelity® Disciplined Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Disciplined Equity Fund	$ 63	0.53%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by industrials, especially within the capital goods industry. Stock picking in communication services, primarily within the media & entertainment industry, and health care also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+226%), which was the fund's biggest holding at period end. The second-largest relative contributor was an overweight in Meta Platforms (+89%), another of the portfolio's largest positions. A non-benchmark stake in Vertiv Holdings gained 179% and also notably helped.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the software & services industry. Stock picking and an underweight in financials also hampered the fund's result, as did an overweight in health care, primarily within the health care equipment & services industry. Lastly, the fund's position in cash modestly detracted.
•The biggest individual relative detractor was Broadcom, where we missed much of the stock's 105% advance. This was a position we established this period; the stock was among the fund's largest holdings at period end. A second notable relative detractor was an overweight in UnitedHealth Group (+7%). The company was one of the fund's largest holdings. An overweight in Advanced Micro Devices (-9%), which was an investment we established this period, also hurt.
•Notable changes in positioning include increased exposure to the industrials sector and lower allocations to energy and consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Disciplined Equity Fund	39.52%	15.70%	11.81%
S&P 500® Index	38.02%	15.27%	13.00%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$2,027,654,260
Number of Holdings	116
Total Advisory Fee	$9,104,676
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	14.2
Health Care	12.5
Financials	11.9
Communication Services	10.7
Consumer Discretionary	8.3
Consumer Staples	3.0
Materials	1.8
Real Estate	1.8
Utilities	1.4
Energy	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.5
Microsoft Corp	8.1
Apple Inc	5.7
Amazon.com Inc	4.6
Meta Platforms Inc Class A	4.0
Alphabet Inc Class A	2.8
Eli Lilly & Co	2.6
Alphabet Inc Class C	2.4
UnitedHealth Group Inc	2.4
Broadcom Inc	2.2
43.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913851.100    315-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Focused Stock Fund Fidelity® Focused Stock Fund : FTQGX

This annual shareholder report contains information about Fidelity® Focused Stock Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Focused Stock Fund	$ 80	0.63%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology, where our stock picks in semiconductors & semiconductor equipment helped most. Stock selection in industrials, primarily within the capital goods industry, and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight stake in Nvidia (+221%). We decreased our position in Nvidia during the period, but the company was the fund's second-largest holding at period end. A second notable relative contributor was an overweight in Constellation Energy (+133%), a position we established this period. The stock was one of our largest holdings. An overweight in Meta Platforms (+88%) also helped. The company was the fund's biggest holding at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock picks and an underweight in financials. Stock choices and an overweight in energy also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was our stake in Jabil (-8%). The stock was not held at period end. A non-benchmark stake in Coinbase Global returned approximately -43% and was a second notable relative detractor. A non-benchmark stake in Antero Resources (-6%) also hurt.
•Notable changes in positioning include increased exposure to the utilities and consumer discretionary sectors and a lower allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Focused Stock Fund	52.96%	18.55%	15.17%
S&P 500® Index	38.02%	15.27%	13.00%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,391,796,889
Number of Holdings	43
Total Advisory Fee	$21,114,884
Portfolio Turnover	105%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.1
Consumer Discretionary	14.7
Financials	12.8
Communication Services	10.8
Health Care	9.2
Utilities	4.1
Energy	3.2
Real Estate	2.2
Consumer Staples	1.7
Materials	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Meta Platforms Inc Class A	6.4
NVIDIA Corp	6.1
Microsoft Corp	5.7
Apple Inc	5.2
Modine Manufacturing Co	4.8
Eli Lilly & Co	4.7
Fiserv Inc	4.7
Constellation Energy Corp	4.1
Amazon.com Inc	3.8
Broadcom Inc	3.5
49.0
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913867.100    333-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Disciplined Equity Fund Fidelity® Disciplined Equity Fund Class K : FDEKX

This annual shareholder report contains information about Fidelity® Disciplined Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 53	0.44%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by industrials, especially within the capital goods industry. Stock picking in communication services, primarily within the media & entertainment industry, and health care also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+226%), which was the fund's biggest holding at period end. The second-largest relative contributor was an overweight in Meta Platforms (+89%), another of the portfolio's largest positions. A non-benchmark stake in Vertiv Holdings gained 179% and also notably helped.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the software & services industry. Stock picking and an underweight in financials also hampered the fund's result, as did an overweight in health care, primarily within the health care equipment & services industry. Lastly, the fund's position in cash modestly detracted.
•The biggest individual relative detractor was Broadcom, where we missed much of the stock's 105% advance. This was a position we established this period; the stock was among the fund's largest holdings at period end. A second notable relative detractor was an overweight in UnitedHealth Group (+7%). The company was one of the fund's largest holdings. An overweight in Advanced Micro Devices (-9%), which was an investment we established this period, also hurt.
•Notable changes in positioning include increased exposure to the industrials sector and lower allocations to energy and consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	39.63%	15.79%	11.91%
S&P 500® Index	38.02%	15.27%	13.00%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$2,027,654,260
Number of Holdings	116
Total Advisory Fee	$9,104,676
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	14.2
Health Care	12.5
Financials	11.9
Communication Services	10.7
Consumer Discretionary	8.3
Consumer Staples	3.0
Materials	1.8
Real Estate	1.8
Utilities	1.4
Energy	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.5
Microsoft Corp	8.1
Apple Inc	5.7
Amazon.com Inc	4.6
Meta Platforms Inc Class A	4.0
Alphabet Inc Class A	2.8
Eli Lilly & Co	2.6
Alphabet Inc Class C	2.4
UnitedHealth Group Inc	2.4
Broadcom Inc	2.2
43.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913850.100    2081-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Focused Stock Fund Fidelity Advisor® Focused Stock Fund Class M : FSFJX

This annual shareholder report contains information about Fidelity® Focused Stock Fund for the period October 8, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M A	$ 7	1.15%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology, where our stock picks in semiconductors & semiconductor equipment helped most. Stock selection in industrials, primarily within the capital goods industry, and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight stake in Nvidia (+221%). We decreased our position in Nvidia during the period, but the company was the fund's second-largest holding at period end. A second notable relative contributor was an overweight in Constellation Energy (+133%), a position we established this period. The stock was one of our largest holdings. An overweight in Meta Platforms (+88%) also helped. The company was the fund's biggest holding at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock picks and an underweight in financials. Stock choices and an overweight in energy also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was our stake in Jabil (-8%). The stock was not held at period end. A non-benchmark stake in Coinbase Global returned approximately -43% and was a second notable relative detractor. A non-benchmark stake in Antero Resources (-6%) also hurt.
•Notable changes in positioning include increased exposure to the utilities and consumer discretionary sectors and a lower allocation to information technology.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,391,796,889
Number of Holdings	43
Total Advisory Fee	$21,114,884
Portfolio Turnover	105%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.1
Consumer Discretionary	14.7
Financials	12.8
Communication Services	10.8
Health Care	9.2
Utilities	4.1
Energy	3.2
Real Estate	2.2
Consumer Staples	1.7
Materials	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Meta Platforms Inc Class A	6.4
NVIDIA Corp	6.1
Microsoft Corp	5.7
Apple Inc	5.2
Modine Manufacturing Co	4.8
Eli Lilly & Co	4.7
Fiserv Inc	4.7
Constellation Energy Corp	4.1
Amazon.com Inc	3.8
Broadcom Inc	3.5
49.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918452.100    7854-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stock Selector Small Cap Fund Fidelity Advisor® Stock Selector Small Cap Fund Class M : FCDTX

This annual shareholder report contains information about Fidelity® Stock Selector Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 171	1.43%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Security selection in health care and financials also boosted relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+252%). The stock was the fund's biggest holding at period end. A non-benchmark stake in SharkNinja gained about 127% and was the second-largest relative contributor. An overweight in TransMedics (+123%) also helped.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Choices in communication services also hampered the fund's result, as did an underweight in financials, especially within the banking industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 242%. The second-largest relative detractor was an overweight in Liberty Energy (-12%). The stock was among the fund's largest holdings this period. Not owning Carvana, a benchmark component that gained 377%, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and higher allocations to real estate and health care.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	33.43%	11.34%	9.49%
Class M (without 3.50% sales charge)	38.27%	12.13%	9.88%
Russell 2000® Index	34.07%	8.50%	7.94%
Russell 3000® Index	37.86%	14.60%	12.44%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,369,761,724
Number of Holdings	228
Total Advisory Fee	$25,962,189
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.0
Health Care	17.1
Financials	16.5
Information Technology	13.0
Consumer Discretionary	10.3
Materials	5.4
Real Estate	5.1
Energy	4.9
Consumer Staples	2.9
Utilities	2.3
Communication Services	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.5
Synovus Financial Corp	1.2
Brookfield Infrastructure Corp Class A (United States)	1.2
Eagle Materials Inc	1.1
Green Brick Partners Inc	1.1
Commercial Metals Co	1.1
Insight Enterprises Inc	1.1
Essential Properties Realty Trust Inc	1.1
GMS Inc	1.0
Fabrinet	1.0
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913871.100    1865-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stock Selector Small Cap Fund Fidelity Advisor® Stock Selector Small Cap Fund Class A : FCDAX

This annual shareholder report contains information about Fidelity® Stock Selector Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 139	1.16%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Security selection in health care and financials also boosted relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+252%). The stock was the fund's biggest holding at period end. A non-benchmark stake in SharkNinja gained about 127% and was the second-largest relative contributor. An overweight in TransMedics (+123%) also helped.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Choices in communication services also hampered the fund's result, as did an underweight in financials, especially within the banking industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 242%. The second-largest relative detractor was an overweight in Liberty Energy (-12%). The stock was among the fund's largest holdings this period. Not owning Carvana, a benchmark component that gained 377%, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and higher allocations to real estate and health care.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	30.67%	11.12%	9.56%
Class A (without 5.75% sales charge)	38.65%	12.45%	10.21%
Russell 2000® Index	34.07%	8.50%	7.94%
Russell 3000® Index	37.86%	14.60%	12.44%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,369,761,724
Number of Holdings	228
Total Advisory Fee	$25,962,189
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.0
Health Care	17.1
Financials	16.5
Information Technology	13.0
Consumer Discretionary	10.3
Materials	5.4
Real Estate	5.1
Energy	4.9
Consumer Staples	2.9
Utilities	2.3
Communication Services	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.5
Synovus Financial Corp	1.2
Brookfield Infrastructure Corp Class A (United States)	1.2
Eagle Materials Inc	1.1
Green Brick Partners Inc	1.1
Commercial Metals Co	1.1
Insight Enterprises Inc	1.1
Essential Properties Realty Trust Inc	1.1
GMS Inc	1.0
Fabrinet	1.0
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913869.100    1862-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stock Selector Small Cap Fund Fidelity® Stock Selector Small Cap Fund : FDSCX

This annual shareholder report contains information about Fidelity® Stock Selector Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Stock Selector Small Cap Fund	$ 107	0.89%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending October 31, 2024, driven by a resilient economy, the promise of artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Security selection in health care and financials also boosted relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+252%). The stock was the fund's biggest holding at period end. A non-benchmark stake in SharkNinja gained about 127% and was the second-largest relative contributor. An overweight in TransMedics (+123%) also helped.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Choices in communication services also hampered the fund's result, as did an underweight in financials, especially within the banking industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 242%. The second-largest relative detractor was an overweight in Liberty Energy (-12%). The stock was among the fund's largest holdings this period. Not owning Carvana, a benchmark component that gained 377%, also hurt.
•Notable changes in positioning include decreased exposure to the energy sector and higher allocations to real estate and health care.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Stock Selector Small Cap Fund	39.03%	12.76%	10.53%
Russell 2000® Index	34.07%	8.50%	7.94%
Russell 3000® Index	37.86%	14.60%	12.44%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,369,761,724
Number of Holdings	228
Total Advisory Fee	$25,962,189
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.0
Health Care	17.1
Financials	16.5
Information Technology	13.0
Consumer Discretionary	10.3
Materials	5.4
Real Estate	5.1
Energy	4.9
Consumer Staples	2.9
Utilities	2.3
Communication Services	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.5
Synovus Financial Corp	1.2
Brookfield Infrastructure Corp Class A (United States)	1.2
Eagle Materials Inc	1.1
Green Brick Partners Inc	1.1
Commercial Metals Co	1.1
Insight Enterprises Inc	1.1
Essential Properties Realty Trust Inc	1.1
GMS Inc	1.0
Fabrinet	1.0
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913874.100    336-TSRA-1224

Item 2.

Code of Ethics

As of the end of the period, October 31, 2024, Fidelity Capital Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Stock Selector Small Cap Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Stock Selector Small Cap Fund	$43,600	$-	$7,700	$1,000

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Stock Selector Small Cap Fund	$43,800	$-	$7,700	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Focused Stock Fund and Fidelity Value Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital Appreciation Fund	$47,300	$4,100	$8,200	$1,400
Fidelity Disciplined Equity Fund	$44,600	$3,900	$8,200	$1,400
Fidelity Focused Stock Fund	$29,300	$2,700	$8,200	$900
Fidelity Value Fund	$52,600	$4,800	$13,600	$1,600

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital Appreciation Fund	$47,400	$4,200	$14,900	$1,400
Fidelity Disciplined Equity Fund	$44,700	$4,000	$8,200	$1,300
Fidelity Focused Stock Fund	$29,300	$2,800	$23,800	$900
Fidelity Value Fund	$52,800	$4,900	$15,800	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2024A	October 31, 2023A
Audit-Related Fees	$125,000	$75,000
Tax Fees	$-	$-
All Other Fees	$2,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2024A	October 31, 2023A
Audit-Related Fees	$9,701,800	$8,881,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2024A	October 31, 2023A
Deloitte Entities	$3,357,700	$5,815,900
PwC	$15,390,100	$14,480,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to

be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company

Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Focused Stock Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Focused Stock Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 10.8%
Interactive Media & Services - 9.6%
Alphabet, Inc. Class A	811,000	138,770,210
Meta Platforms, Inc. Class A	497,000	282,087,263
		420,857,473
Wireless Telecommunication Services - 1.2%
T-Mobile U.S., Inc.	239,000	53,335,240
TOTAL COMMUNICATION SERVICES		474,192,713
CONSUMER DISCRETIONARY - 14.8%
Automobile Components - 4.8%
Modine Manufacturing Co. (a)	1,772,659	208,766,050
Automobiles - 1.3%
Tesla, Inc. (a)	222,000	55,466,700
Broadline Retail - 3.8%
Amazon.com, Inc. (a)	899,000	167,573,600
Diversified Consumer Services - 0.0%
Service Corp. International	3,400	277,610
Specialty Retail - 3.2%
Carvana Co. Class A (a)	364,000	90,020,840
Lowe's Companies, Inc.	191,000	50,009,530
		140,030,370
Textiles, Apparel & Luxury Goods - 1.7%
Deckers Outdoor Corp. (a)	469,362	75,515,652
TOTAL CONSUMER DISCRETIONARY		647,629,982
CONSUMER STAPLES - 1.7%
Consumer Staples Distribution & Retail - 1.7%
Walmart, Inc.	896,000	73,427,200
ENERGY - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
PrairieSky Royalty Ltd.	4,950,000	99,046,217
South Bow Corp. (b)	1,598,800	39,925,504
		138,971,721
FINANCIALS - 12.8%
Banks - 4.3%
M&T Bank Corp.	761,000	148,151,480
Royal Bank of Canada	359,000	43,417,251
		191,568,731
Capital Markets - 3.6%
Bank of New York Mellon Corp.	1,696,000	127,810,560
Northern Trust Corp.	298,747	30,030,048
		157,840,608
Financial Services - 4.9%
Corpay, Inc. (a)	27,200	8,968,384
Fiserv, Inc. (a)	1,034,971	204,820,761
		213,789,145
TOTAL FINANCIALS		563,198,484
HEALTH CARE - 9.2%
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	204,000	23,127,480
Boston Scientific Corp. (a)	1,180,000	99,143,600
		122,271,080
Health Care Providers & Services - 1.0%
UnitedHealth Group, Inc.	82,000	46,289,000
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	57,000	31,140,240
Pharmaceuticals - 4.7%
Eli Lilly & Co.	247,000	204,945,780
TOTAL HEALTH CARE		404,646,100
INDUSTRIALS - 17.1%
Building Products - 0.2%
Builders FirstSource, Inc. (a)	38,487	6,596,672
Electrical Equipment - 3.4%
Eaton Corp. PLC	450,431	149,353,911
Machinery - 2.1%
Parker Hannifin Corp.	143,000	90,672,010
Professional Services - 7.1%
KBR, Inc.	1,242,447	83,256,373
Leidos Holdings, Inc.	671,000	122,900,360
TransUnion	1,062,000	107,580,600
		313,737,333
Trading Companies & Distributors - 4.3%
Herc Holdings, Inc.	240,000	50,193,600
United Rentals, Inc.	172,000	139,801,600
		189,995,200
TOTAL INDUSTRIALS		750,355,126
INFORMATION TECHNOLOGY - 22.8%
Semiconductors & Semiconductor Equipment - 11.4%
Broadcom, Inc.	902,000	153,132,540
Micron Technology, Inc.	791,000	78,823,150
NVIDIA Corp.	2,024,000	268,706,240
		500,661,930
Software - 6.2%
Microsoft Corp.	608,000	247,060,800
Oracle Corp.	165,000	27,693,600
		274,754,400
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	1,008,000	227,717,280
TOTAL INFORMATION TECHNOLOGY		1,003,133,610
MATERIALS - 0.2%
Containers & Packaging - 0.2%
International Paper Co.	145,469	8,079,348
REAL ESTATE - 2.2%
Real Estate Management & Development - 2.2%
Jones Lang LaSalle, Inc. (a)	359,000	97,274,640
UTILITIES - 4.1%
Electric Utilities - 4.1%
Constellation Energy Corp.	689,000	181,179,440
TOTAL COMMON STOCKS (Cost $2,717,503,589)		4,342,088,364

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c)	20,324,835	20,328,900
Fidelity Securities Lending Cash Central Fund 4.87% (c)(d)	8,799,364	8,800,244
TOTAL MONEY MARKET FUNDS (Cost $29,129,144)		29,129,144

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $2,746,632,733)	4,371,217,508
NET OTHER ASSETS (LIABILITIES) - 0.5%	20,579,381
NET ASSETS - 100.0%	4,391,796,889

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	8,986,187	1,109,474,640	1,098,131,586	2,116,023	(341)	-	20,328,900	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	4,045,434	322,548,080	317,793,270	135,697	-	-	8,800,244	0.0%
Total	13,031,621	1,432,022,720	1,415,924,856	2,251,720	(341)	-	29,129,144

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	474,192,713	474,192,713	-	-
Consumer Discretionary	647,629,982	647,629,982	-	-
Consumer Staples	73,427,200	73,427,200	-	-
Energy	138,971,721	138,971,721	-	-
Financials	563,198,484	563,198,484	-	-
Health Care	404,646,100	404,646,100	-	-
Industrials	750,355,126	750,355,126	-	-
Information Technology	1,003,133,610	1,003,133,610	-	-
Materials	8,079,348	8,079,348	-	-
Real Estate	97,274,640	97,274,640	-	-
Utilities	181,179,440	181,179,440	-	-

Money Market Funds	29,129,144	29,129,144	-	-
Total Investments in Securities:	4,371,217,508	4,371,217,508	-	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $8,605,510) - See accompanying schedule:
Unaffiliated issuers (cost $2,717,503,589)	$4,342,088,364
Fidelity Central Funds (cost $29,129,144)	29,129,144

Total Investment in Securities (cost $2,746,632,733)		$4,371,217,508
Foreign currency held at value (cost $137)		139
Receivable for investments sold		48,028,179
Receivable for fund shares sold		7,061,240
Dividends receivable		1,807,043
Distributions receivable from Fidelity Central Funds		129,786
Prepaid expenses		4,953
Other receivables		4,897
Total assets		4,428,253,745
Liabilities
Payable for investments purchased	$19,958,072
Payable for fund shares redeemed	5,323,058
Accrued management fee	2,295,932
Distribution and service plan fees payable	121
Other payables and accrued expenses	82,173
Collateral on securities loaned	8,797,500
Total liabilities		36,456,856
Net Assets		$4,391,796,889
Net Assets consist of:
Paid in capital		$2,389,257,935
Total accumulated earnings (loss)		2,002,538,954
Net Assets		$4,391,796,889

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($208,290 ÷ 5,084 shares)(a)		$40.97
Maximum offering price per share (100/94.25 of $40.97)		$43.47
Class M :
Net Asset Value and redemption price per share ($111,136 ÷ 2,713 shares)(a)		$40.96
Maximum offering price per share (100/96.50 of $40.96)		$42.45
Class C :
Net Asset Value and offering price per share ($98,801 ÷ 2,413 shares)(a)		$40.95
Fidelity Focused Stock Fund :
Net Asset Value, offering price and redemption price per share ($4,390,947,245 ÷ 107,141,792 shares)		$40.98
Class I :
Net Asset Value, offering price and redemption price per share ($98,873 ÷ 2,413 shares)		$40.98
Class Z :
Net Asset Value, offering price and redemption price per share ($332,544 ÷ 8,115 shares)		$40.98
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$25,221,731
Income from Fidelity Central Funds (including $135,697 from security lending)		2,251,720
Total income		27,473,451
Expenses
Management fee
Basic fee	$21,780,569
Performance adjustment	(531,477)
Transfer agent fees	1,316,018
Distribution and service plan fees	122
Accounting fees	254,207
Custodian fees and expenses	48,765
Independent trustees' fees and expenses	15,339
Registration fees	157,635
Audit fees	44,969
Legal	10,742
Miscellaneous	46,633
Total expenses before reductions	23,143,522
Expense reductions	(135,002)
Total expenses after reductions		23,008,520
Net Investment income (loss)		4,464,931
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	452,815,247
Fidelity Central Funds	(341)
Foreign currency transactions	(44,423)
Total net realized gain (loss)		452,770,483
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	917,947,087
Assets and liabilities in foreign currencies	521
Total change in net unrealized appreciation (depreciation)		917,947,608
Net gain (loss)		1,370,718,091
Net increase (decrease) in net assets resulting from operations		$1,375,183,022
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,464,931	$12,751,632
Net realized gain (loss)	452,770,483	(26,495,259)
Change in net unrealized appreciation (depreciation)	917,947,608	300,205,324
Net increase (decrease) in net assets resulting from operations	1,375,183,022	286,461,697
Distributions to shareholders	(17,621,906)	(183,691,014)

Share transactions - net increase (decrease)	440,795,059	(83,322,501)
Total increase (decrease) in net assets	1,798,356,175	19,448,182

Net Assets
Beginning of period	2,593,440,714	2,573,992,532
End of period	$4,391,796,889	$2,593,440,714

Financial Highlights
Fidelity Advisor® Focused Stock Fund Class A

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$41.45
Income from Investment Operations
Net investment income (loss) B,C	(.01)
Net realized and unrealized gain (loss)	(.47) D
Total from investment operations	(.48)
Net asset value, end of period	$40.97
Total Return E,F,G	(1.16) %
Ratios to Average Net Assets B,H,I
Expenses before reductions	.91% J,K
Expenses net of fee waivers, if any	.90 % J,K
Expenses net of all reductions	.90% J,K
Net investment income (loss)	(.28)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$208
Portfolio turnover rate L	105%

AFor the period October 8, 2024 (commencement of sale of shares) through October 31, 2024.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CCalculated based on average shares outstanding during the period.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Focused Stock Fund Class M

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$41.45
Income from Investment Operations
Net investment income (loss) B,C	(.01)
Net realized and unrealized gain (loss)	(.48) D
Total from investment operations	(.49)
Net asset value, end of period	$40.96
Total Return E,F,G	(1.18) %
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.15% J,K
Expenses net of fee waivers, if any	1.15 % J,K
Expenses net of all reductions	1.15% J,K
Net investment income (loss)	(.52)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$111
Portfolio turnover rate L	105%

AFor the period October 8, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Focused Stock Fund Class C

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$41.45
Income from Investment Operations
Net investment income (loss) B,C	(.03)
Net realized and unrealized gain (loss)	(.47) D
Total from investment operations	(.50)
Net asset value, end of period	$40.95
Total Return E,F,G	(1.21) %
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.67% J,K
Expenses net of fee waivers, if any	1.67 % J,K
Expenses net of all reductions	1.67% J,K
Net investment income (loss)	(1.05)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$99
Portfolio turnover rate L	105%

AFor the period October 8, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the contingent deferred sales charge.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Focused Stock Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.96	$26.03	$39.09	$30.56	$25.42
Income from Investment Operations
Net investment income (loss) A,B	.04	.13	.05	(.10)	.01
Net realized and unrealized gain (loss)	14.17	2.68	(8.41)	12.18	6.45
Total from investment operations	14.21	2.81	(8.36)	12.08	6.46
Distributions from net investment income	(.19)	(.20)	-	(.01)	(.02)
Distributions from net realized gain	-	(1.68)	(4.70)	(3.54)	(1.30)
Total distributions	(.19)	(1.88)	(4.70)	(3.55)	(1.32)
Net asset value, end of period	$40.98	$26.96	$26.03	$39.09	$30.56
Total Return C	52.96%	11.64%	(24.13)%	42.82%	26.56%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.64%	.51%	.80%	.86%	.88%
Expenses net of fee waivers, if any	.63%	.51%	.79%	.86%	.88%
Expenses net of all reductions	.63%	.51%	.79%	.86%	.87%
Net investment income (loss)	.12%	.48%	.17%	(.29)%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$4,390,947	$2,593,441	$2,573,993	$3,952,650	$3,190,557
Portfolio turnover rate F	105%	130%	142%	107%	140%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Focused Stock Fund Class I

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$41.45
Income from Investment Operations
Net investment income (loss) B,C	- D
Net realized and unrealized gain (loss)	(.47) E
Total from investment operations	(.47)
Net asset value, end of period	$40.98
Total Return F,G	(1.13) %
Ratios to Average Net Assets C,H,I
Expenses before reductions	.67% J,K
Expenses net of fee waivers, if any	.67 % J,K
Expenses net of all reductions	.67% J,K
Net investment income (loss)	(.04)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$99
Portfolio turnover rate L	105%

AFor the period October 8, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Focused Stock Fund Class Z

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$41.45
Income from Investment Operations
Net investment income (loss) B,C	- D
Net realized and unrealized gain (loss)	(.47) E
Total from investment operations	(.47)
Net asset value, end of period	$40.98
Total Return F,G	(1.13) %
Ratios to Average Net Assets C,H,I
Expenses before reductions	.55% J,K
Expenses net of fee waivers, if any	.55 % J,K
Expenses net of all reductions	.55% J,K
Net investment income (loss)	.08% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$333
Portfolio turnover rate L	105%

AFor the period October 8, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Focused Stock Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C, Class I and Class Z shares on October 8,2024. The Fund offers Class A, Class M, Class C, Fidelity Focused Stock Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,616,702,903
Gross unrealized depreciation	(20,504,949)
Net unrealized appreciation (depreciation)	$1,596,197,954
Tax Cost	$2,775,019,554

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,881,177
Undistributed long-term capital gain	$387,465,613
Net unrealized appreciation (depreciation) on securities and other investments	$1,596,192,164

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$17,621,906	$ 19,618,435
Long-term Capital Gains	-	164,072,579
Total	$17,621,906	$ 183,691,014

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused Stock Fund	4,169,242,757	3,760,541,466
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.69
Class M	.69
Class C	.69
Fidelity Focused Stock Fund	.65
Class I	.69
Class Z	.57

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.67
Class M	.67
Class C	.67
Fidelity Focused Stock Fund	.63
Class I	.67
Class Z	.55

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30 % of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Focused Stock Fund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Focused Stock Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.01) %.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	23	22
Class M	.25%	.25%	34	66
Class C	.75%	.25%	65	34
			122	122
During the period, the investment adviser or its affiliates waived a portion of these fees.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	320

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets

Fidelity Focused Stock Fund	0.1351

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Fidelity Focused Stock Fund	1,316,018.13

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Focused Stock Fund	0.0259

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Focused Stock Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Focused Stock Fund	75,313

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Focused Stock Fund	262,907,154	300,127,243	16,789,786

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Focused Stock Fund	5,495
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Focused Stock Fund	14,730	-	-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $794.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $134,208.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Focused Stock Fund
Distributions to shareholders
Fidelity Focused Stock Fund	$17,621,906	$183,691,014
Total	$17,621,906	$183,691,014

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024 A	Year ended October 31, 2023	Year ended October 31, 2024 A	Year ended October 31, 2023
Fidelity Focused Stock Fund
Class A
Shares sold	5,084	-	$211,886	$ -
Net increase (decrease)	5,084	-	$211,886	$ -
Class M
Shares sold	2,713	-	$112,567	$ -
Net increase (decrease)	2,713	-	$112,567	$ -
Class C
Shares sold	2,413	-	$100,000	$ -
Net increase (decrease)	2,413	-	$100,000	$ -
Fidelity Focused Stock Fund
Shares sold	28,133,390	4,640,288	$1,071,319,561	$120,824,499
Reinvestment of distributions	552,963	7,072,189	16,334,638	170,864,087
Shares redeemed	(17,729,512)	(14,407,298)	(647,717,328)	(375,011,087)
Net increase (decrease)	10,956,841	(2,694,821)	$439,936,871	$(83,322,501)
Class I
Shares sold	2,413	-	$100,000	$ -
Net increase (decrease)	2,413	-	$100,000	$ -
Class Z
Shares sold	8,115	-	$333,735	$ -
Net increase (decrease)	8,115	-	$333,735	$ -

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period October 8, 2024 (commencement of sale of shares) through October 31, 2024

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Capital Trust and Shareholders of Fidelity Focused Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused Stock Fund (one of the funds constituting Fidelity Capital Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $387,465,613, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	15,185,058,418.79	92.97
Withheld	1,147,921,636.86	7.03
TOTAL	16,332,980,055.65	100.00
Robert A. Lawrence
Affirmative	15,088,639,038.03	92.38
Withheld	1,244,341,017.62	7.62
TOTAL	16,332,980,055.65	100.00
Vijay C. Advani
Affirmative	15,084,874,254.38	92.36
Withheld	1,248,105,801.28	7.64
TOTAL	16,332,980,055.65	100.00
Thomas P. Bostick
Affirmative	15,122,715,101.47	92.59
Withheld	1,210,264,954.19	7.41
TOTAL	16,332,980,055.65	100.00
Donald F. Donahue
Affirmative	15,075,519,235.29	92.30
Withheld	1,257,460,820.36	7.70
TOTAL	16,332,980,055.65	100.00
Vicki L. Fuller
Affirmative	15,172,322,690.84	92.89
Withheld	1,160,657,364.81	7.11
TOTAL	16,332,980,055.65	100.00
Patricia L. Kampling
Affirmative	15,224,239,512.19	93.21
Withheld	1,108,740,543.46	6.79
TOTAL	16,332,980,055.65	100.00
Thomas A. Kennedy
Affirmative	15,120,096,288.99	92.57
Withheld	1,212,883,766.66	7.43
TOTAL	16,332,980,055.65	100.00
Oscar Munoz
Affirmative	15,113,123,971.09	92.53
Withheld	1,219,856,084.56	7.47
TOTAL	16,332,980,055.65	100.00
Karen B. Peetz
Affirmative	15,171,756,459.20	92.89
Withheld	1,161,223,596.45	7.11
TOTAL	16,332,980,055.65	100.00
David M. Thomas
Affirmative	15,043,539,121.30	92.11
Withheld	1,289,440,934.36	7.89
TOTAL	16,332,980,055.65	100.00
Susan Tomasky
Affirmative	15,101,081,498.25	92.46
Withheld	1,231,898,557.41	7.54
TOTAL	16,332,980,055.65	100.00
Michael E. Wiley
Affirmative	15,063,338,952.38	92.23
Withheld	1,269,641,103.27	7.77
TOTAL	16,332,980,055.65	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Focused Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a fee based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the management fee, the fund will receive investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the fund's management fee and total expense ratio, the Board considered the fund's pro forma management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and equal to the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.
Board Approval of Investment Advisory Contract and Management Fees

Fidelity Focused Stock Fund

At its July 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) and certain of its affiliates  (the Amended Contract) for the fund to add the management fee schedule and maximum management fee rate for each of the new classes of the fund: Class A, Class M, Class C, Class I and Class Z (each a New Class and together, the New Classes). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requested and considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and certain of its affiliates to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management contract. At its May 2024 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its July 2024 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the New Classes of the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the proposed tiered class-level management fee schedule and maximum class-level management fee rate of each New Class of the fund and the projected total expense ratio of each New Class. The Board also considered that, in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. The Board noted that the projected class-level management fee for Class Z of the fund is below the median of its competitor funds. The Board also noted that the projected class-level management fee for Class A, Class M, Class C, and Class I of the fund is above the median of its competitor funds because the majority of such competitor funds do not have a management fee that covers expenses for services beyond portfolio management. The Board also considered that the estimated total net expense ratio of each New Class of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board noted that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. The Board further noted that such differences are not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

In connection with its consideration of the New Classes' management fee rates, the Board noted that the fund's management fee is subject to a performance adjustment. The Board further noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Based on its review, the Board concluded that the projected management fee and estimated total expense ratio of each New Class of the fund was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its May 2024 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its May 2024 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure for the New Classes of the fund was fair and reasonable, and that the fund's Amended Contract should be approved through May 31, 2025.

1.538682.127
TQG-ANN-1224
Fidelity® Capital Appreciation Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Capital Appreciation Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 100.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 6.9%
Entertainment - 1.6%
Live Nation Entertainment, Inc. (a)	200,800	23,522
Roblox Corp. Class A (a)	86,700	4,484
Universal Music Group NV	3,265,689	82,185
		110,191
Interactive Media & Services - 5.3%
Alphabet, Inc.:
Class A	1,081,540	185,062
Class C	624,720	107,883
Epic Games, Inc. (a)(b)(c)	4,584	2,750
Meta Platforms, Inc. Class A	117,900	66,918
		362,613
TOTAL COMMUNICATION SERVICES		472,804
CONSUMER DISCRETIONARY - 10.0%
Automobiles - 0.7%
BYD Co. Ltd. (H Shares)	1,313,500	47,442
Broadline Retail - 4.7%
Amazon.com, Inc. (a)	1,160,060	216,235
Dollarama, Inc.	291,500	30,334
MercadoLibre, Inc. (a)	35,600	72,524
Savers Value Village, Inc. (a)(d)	495,100	5,065
		324,158
Diversified Consumer Services - 0.4%
Duolingo, Inc. Class A (a)	37,000	10,840
Service Corp. International	240,600	19,645
		30,485
Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc. Class A (a)	574,800	77,477
Kura Sushi U.S.A., Inc. Class A (a)(d)	159,575	15,929
Trip.com Group Ltd. ADR (a)	650,600	41,899
		135,305
Household Durables - 0.5%
TopBuild Corp. (a)	100,700	35,585
Specialty Retail - 1.7%
Floor & Decor Holdings, Inc. Class A (a)	217,500	22,413
Lowe's Companies, Inc.	351,900	92,138
		114,551
TOTAL CONSUMER DISCRETIONARY		687,526
CONSUMER STAPLES - 1.9%
Beverages - 0.7%
Monster Beverage Corp. (a)	912,076	48,048
Personal Care Products - 1.2%
Estee Lauder Companies, Inc. Class A	552,864	38,114
Kenvue, Inc.	2,004,700	45,968
		84,082
TOTAL CONSUMER STAPLES		132,130
ENERGY - 2.7%
Oil, Gas & Consumable Fuels - 2.7%
Antero Resources Corp. (a)	586,900	15,189
Canadian Natural Resources Ltd.	2,388,100	81,243
Cheniere Energy, Inc.	326,500	62,486
Range Resources Corp.	795,200	23,880
		182,798
FINANCIALS - 12.5%
Banks - 2.1%
Huntington Bancshares, Inc.	1,355,700	21,135
JPMorgan Chase & Co.	271,300	60,207
M&T Bank Corp.	312,500	60,838
		142,180
Capital Markets - 2.7%
Intercontinental Exchange, Inc.	479,600	74,755
Moody's Corp.	93,209	42,321
Morgan Stanley	614,400	71,424
		188,500
Consumer Finance - 0.9%
Capital One Financial Corp.	367,000	59,744
Financial Services - 5.3%
Fiserv, Inc. (a)	306,400	60,637
MasterCard, Inc. Class A	345,900	172,808
Rocket Companies, Inc. Class A (a)(d)	1,667,300	26,844
Toast, Inc. (a)	1,049,500	31,516
Visa, Inc. Class A	254,500	73,767
		365,572
Insurance - 1.5%
Arthur J. Gallagher & Co.	254,141	71,464
The Baldwin Insurance Group, Inc. Class A, (a)	635,628	29,404
		100,868
TOTAL FINANCIALS		856,864
HEALTH CARE - 17.4%
Biotechnology - 6.3%
AbbVie, Inc.	621,500	126,705
Adamas Pharmaceuticals, Inc.:
rights (a)(c)	1,379,600	166
rights (a)(c)	1,379,600	97
Alnylam Pharmaceuticals, Inc. (a)	258,600	68,940
Arcellx, Inc. (a)	63,800	5,376
Arrowhead Pharmaceuticals, Inc. (a)	163,811	3,150
Beam Therapeutics, Inc. (a)(d)	82,900	1,816
BioNTech SE ADR (a)	227,900	25,775
Blueprint Medicines Corp. (a)	31,800	2,783
Cytokinetics, Inc. (a)	117,300	5,982
Exact Sciences Corp. (a)	1,175,100	81,000
Galapagos NV sponsored ADR (a)(d)	354,700	9,378
Gamida Cell Ltd. (c)(d)	2,169,053	0
Gamida Cell Ltd. warrants 4/21/28 (a)(c)	317,400	0
Gilead Sciences, Inc.	554,200	49,224
Hookipa Pharma, Inc. (a)	91,620	347
Immunocore Holdings PLC ADR (a)	158,900	4,899
Insmed, Inc. (a)	263,200	17,708
Krystal Biotech, Inc. (a)	19,100	3,295
Legend Biotech Corp. ADR (a)	157,900	7,109
Moderna, Inc. (a)	68,400	3,718
Sarepta Therapeutics, Inc. (a)	30,600	3,856
Seres Therapeutics, Inc. (a)(d)	330,500	271
Vor Biopharma, Inc. (a)	610,405	513
XOMA Corp. (a)	296,000	8,939
		431,047
Health Care Equipment & Supplies - 4.7%
Align Technology, Inc. (a)	191,300	39,222
Boston Scientific Corp. (a)	2,362,100	198,464
Ceribell, Inc.	67,100	1,764
Hologic, Inc. (a)	730,700	59,092
Lantheus Holdings, Inc. (a)	40,200	4,416
Penumbra, Inc. (a)	86,061	19,697
		322,655
Health Care Providers & Services - 2.5%
HealthEquity, Inc. (a)	475,600	40,545
UnitedHealth Group, Inc.	232,700	131,359
		171,904
Life Sciences Tools & Services - 1.8%
10X Genomics, Inc. Class A (a)	111,963	1,795
Bio-Techne Corp.	217,800	16,063
Bruker Corp.	643,248	36,414
Chemometec A/S	114,500	6,679
Codexis, Inc. (a)	970,508	3,047
Danaher Corp.	228,439	56,118
		120,116
Pharmaceuticals - 2.1%
Chugai Pharmaceutical Co. Ltd.	406,200	19,328
Eli Lilly & Co.	45,700	37,919
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	2,363,300	43,579
UCB SA	200,700	38,597
Zevra Therapeutics, Inc. (a)(d)	414,700	3,380
		142,803
TOTAL HEALTH CARE		1,188,525
INDUSTRIALS - 14.6%
Aerospace & Defense - 1.4%
GE Aerospace	541,200	92,967
Loar Holdings, Inc. (d)	6,400	552
		93,519
Building Products - 0.5%
Simpson Manufacturing Co. Ltd.	198,200	35,634
Commercial Services & Supplies - 0.0%
Montrose Environmental Group, Inc. (a)	55,700	1,469
Electrical Equipment - 1.8%
GE Vernova LLC	410,725	123,899
Ground Transportation - 2.1%
Uber Technologies, Inc. (a)	2,025,100	145,908
Machinery - 4.0%
Allison Transmission Holdings, Inc.	590,900	63,144
Chart Industries, Inc. (a)(d)	50,600	6,108
Deere & Co.	76,000	30,756
Ingersoll Rand, Inc.	1,199,424	115,145
Westinghouse Air Brake Tech Co.	313,900	59,007
		274,160
Professional Services - 3.9%
Equifax, Inc.	430,600	114,118
KBR, Inc.	1,344,000	90,061
RELX PLC sponsored ADR	650,700	30,075
UL Solutions, Inc. Class A	618,200	32,122
		266,376
Trading Companies & Distributors - 0.9%
Ferguson Enterprises, Inc.	300,300	59,322
TOTAL INDUSTRIALS		1,000,287
INFORMATION TECHNOLOGY - 30.6%
Electronic Equipment, Instruments & Components - 1.3%
Fabrinet (a)	28,600	6,892
Flex Ltd. (a)	1,458,797	50,576
Jabil, Inc.	259,100	31,893
		89,361
IT Services - 0.8%
MongoDB, Inc. Class A (a)	189,619	51,273
Semiconductors & Semiconductor Equipment - 12.9%
Allegro MicroSystems LLC (a)	1,095,157	22,823
Astera Labs, Inc. (a)	12,000	842
BE Semiconductor Industries NV	353,500	37,660
eMemory Technology, Inc.	26,000	2,536
Marvell Technology, Inc.	245,900	19,699
NVIDIA Corp.	4,438,960	589,316
SiTime Corp. (a)	265,574	44,885
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	694,800	132,387
Universal Display Corp.	194,028	34,987
		885,135
Software - 6.1%
ASAPP, Inc. warrants 8/28/28 (a)(b)(c)	1,620,156	2,155
DocuSign, Inc. (a)	479,100	33,240
HubSpot, Inc. (a)	52,300	29,016
Manhattan Associates, Inc. (a)	116,648	30,720
Microsoft Corp.	731,810	297,371
Nutanix, Inc. Class A (a)	92,449	5,741
Open AI Global LLC rights (a)(b)(c)	3,900,800	3,901
Zeta Global Holdings Corp. (a)	535,300	14,817
		416,961
Technology Hardware, Storage & Peripherals - 9.5%
Apple, Inc.	2,891,408	653,200
TOTAL INFORMATION TECHNOLOGY		2,095,930
MATERIALS - 3.4%
Chemicals - 1.2%
Aspen Aerogels, Inc. (a)	519,300	9,264
Linde PLC	123,700	56,426
Sherwin-Williams Co.	53,900	19,338
		85,028
Construction Materials - 1.1%
Eagle Materials, Inc.	42,700	12,189
Martin Marietta Materials, Inc.	105,600	62,551
		74,740
Containers & Packaging - 0.9%
International Paper Co.	1,052,200	58,439
Metals & Mining - 0.2%
Carpenter Technology Corp.	90,300	13,500
TOTAL MATERIALS		231,707
REAL ESTATE - 0.5%
Real Estate Management & Development - 0.5%
Zillow Group, Inc.:
Class A (a)	112,200	6,513
Class C (a)	495,200	29,757
		36,270
TOTAL COMMON STOCKS (Cost $4,790,033)		6,884,841

Convertible Preferred Stocks - 0.2%
	Shares	Value ($) (000s)
FINANCIALS - 0.0%
Financial Services - 0.0%
Akeana Series C (b)(c)	41,000	528
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	153,900	480
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Anduril Industries, Inc. Series F (b)(c)	129,596	3,034
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ASAPP, Inc.:
Series C (a)(b)(c)	513,013	1,011
Series D (a)(b)(c)	2,823,822	4,716
Canva, Inc.:
Series A (a)(b)(c)	677	755
Series A2 (a)(b)(c)	123	137
		6,619
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (a)(b)(c)	110,923	1,658
Series C3 (a)(b)(c)	138,654	2,073
Series C4 (a)(b)(c)	37,518	561
Series C5 (a)(b)(c)	75,216	1,124
		5,416
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $30,660)		16,077

Convertible Bonds - 0.0%
	Principal Amount (e) (000s)	Value ($) (000s)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 15% (b)(c)(f) (Cost $1,334)	1,334	1,313

Preferred Securities - 0.0%
	Principal Amount (e) (000s)	Value ($) (000s)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 15% (b)(c)(f) (Cost $1,724)	1,724	1,892

Money Market Funds - 0.5%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.87% (g)	302	0
Fidelity Securities Lending Cash Central Fund 4.87% (g)(h)	30,067,296	30,070
TOTAL MONEY MARKET FUNDS (Cost $30,070)		30,070

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $4,853,821)	6,934,193
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(85,181)
NET ASSETS - 100.0%	6,849,012

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,088,000 or 0.4% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Akeana Series C	1/23/24	523

Anduril Industries, Inc. Series F	8/07/24	2,817

ASAPP, Inc. warrants 8/28/28	8/29/23	0

ASAPP, Inc. Series C	4/30/21	3,384

ASAPP, Inc. Series D	8/29/23	10,904

Canva, Inc. Series A	9/22/23	722

Canva, Inc. Series A2	9/22/23	131

ElevateBio LLC Series C	3/09/21	646

Epic Games, Inc.	3/29/21	4,057

Illuminated Holdings, Inc. Series C2	7/07/20	2,773

Illuminated Holdings, Inc. Series C3	7/07/20	4,160

Illuminated Holdings, Inc. Series C4	1/08/21	1,351

Illuminated Holdings, Inc. Series C5	6/16/21	3,249

Illuminated Holdings, Inc. 15%	6/14/23	1,334

Illuminated Holdings, Inc. 15%	9/27/23	1,724

Open AI Global LLC rights	9/30/23	3,901

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	6,669	1,345,532	1,352,201	1,715	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	56,263	609,907	636,100	165	-	-	30,070	0.1%
Total	62,932	1,955,439	1,988,301	1,880	-	-	30,070

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	472,804	387,869	82,185	2,750
Consumer Discretionary	687,526	640,084	47,442	-
Consumer Staples	132,130	132,130	-	-
Energy	182,798	182,798	-	-
Financials	857,392	856,864	-	528
Health Care	1,189,005	1,168,934	19,328	743
Industrials	1,003,321	1,000,287	-	3,034
Information Technology	2,102,549	2,087,338	2,536	12,675
Materials	237,123	231,707	-	5,416
Real Estate	36,270	36,270	-	-

Corporate Bonds	1,313	-	-	1,313

Preferred Securities	1,892	-	-	1,892

Money Market Funds	30,070	30,070	-	-
Total Investments in Securities:	6,934,193	6,754,351	151,491	28,351
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $28,872) - See accompanying schedule:
Unaffiliated issuers (cost $4,823,751)	$6,904,123
Fidelity Central Funds (cost $30,070)	30,070

Total Investment in Securities (cost $4,853,821)		$6,934,193
Cash		726
Receivable for investments sold		31,834
Receivable for fund shares sold		1,017
Dividends receivable		2,666
Interest receivable		153
Distributions receivable from Fidelity Central Funds		227
Prepaid expenses		8
Other receivables		754
Total assets		6,971,578
Liabilities
Payable for investments purchased	$33,717
Payable for fund shares redeemed	2,187
Accrued management fee	3,351
Notes payable to affiliates	52,351
Other payables and accrued expenses	879
Collateral on securities loaned	30,081
Total liabilities		122,566
Net Assets		$6,849,012
Net Assets consist of:
Paid in capital		$3,705,119
Total accumulated earnings (loss)		3,143,893
Net Assets		$6,849,012

Net Asset Value and Maximum Offering Price
Capital Appreciation :
Net Asset Value, offering price and redemption price per share ($6,619,161 ÷ 135,264 shares)(a)		$48.93
Class K :
Net Asset Value, offering price and redemption price per share ($229,851 ÷ 4,676 shares)		$49.16
(a)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Year ended October 31, 2024 Amounts in thousands
Investment Income
Dividends		$47,195
Interest		123
Income from Fidelity Central Funds (including $165 from security lending)		1,880
Total income		49,198
Expenses
Management fee
Basic fee	$37,949
Performance adjustment	(4,416)
Transfer agent fees	2,251
Accounting fees	342
Custodian fees and expenses	99
Independent trustees' fees and expenses	28
Registration fees	62
Audit fees	62
Legal	14
Interest	132
Miscellaneous	68
Total expenses before reductions	36,591
Expense reductions	(269)
Total expenses after reductions		36,322
Net Investment income (loss)		12,876
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,134,190
Redemptions in-kind	149,998
Foreign currency transactions	8
Futures contracts	256
Total net realized gain (loss)		1,284,452
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	886,408
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		886,409
Net gain (loss)		2,170,861
Net increase (decrease) in net assets resulting from operations		$2,183,737
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,876	$20,926
Net realized gain (loss)	1,284,452	188,716
Change in net unrealized appreciation (depreciation)	886,409	345,619
Net increase (decrease) in net assets resulting from operations	2,183,737	555,261
Distributions to shareholders	(191,673)	(434,233)

Share transactions - net increase (decrease)	(300,189)	(99,223)
Total increase (decrease) in net assets	1,691,875	21,805

Net Assets
Beginning of period	5,157,137	5,135,332
End of period	$6,849,012	$5,157,137

Financial Highlights
Fidelity® Capital Appreciation Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$35.32	$34.71	$51.06	$39.58	$36.16
Income from Investment Operations
Net investment income (loss) A,B	.09	.14	.23 C	(.01)	.04
Net realized and unrealized gain (loss)	14.84	3.44	(9.18)	14.99	7.95
Total from investment operations	14.93	3.58	(8.95)	14.98	7.99
Distributions from net investment income	(.15)	(.14)	(.17)	(.01)	(.24)
Distributions from net realized gain	(1.18)	(2.84)	(7.23)	(3.49)	(4.34)
Total distributions	(1.32) D	(2.97) D	(7.40)	(3.50)	(4.57) D
Net asset value, end of period	$48.93	$35.32	$34.71	$51.06	$39.58
Total Return E	43.35%	11.03%	(20.14)%	40.02%	24.73%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.57%	.65%	.83%	.84%	.82%
Expenses net of fee waivers, if any	.57%	.64%	.82%	.84%	.82%
Expenses net of all reductions	.57%	.64%	.82%	.84%	.82%
Net investment income (loss)	.20%	.39%	.59% C	(.02)%	.12%
Supplemental Data
Net assets, end of period (in millions)	$6,619	$4,921	$4,809	$6,549	$5,023
Portfolio turnover rate H	56 % I	49%	69%	51%	61% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .21%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Capital Appreciation Fund Class K

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$35.48	$34.85	$51.24	$39.70	$36.25
Income from Investment Operations
Net investment income (loss) A,B	.13	.16	.26 C	.02	.07
Net realized and unrealized gain (loss)	14.90	3.47	(9.21)	15.04	7.98
Total from investment operations	15.03	3.63	(8.95)	15.06	8.05
Distributions from net investment income	(.17)	(.16)	(.21)	(.03)	(.26)
Distributions from net realized gain	(1.18)	(2.84)	(7.23)	(3.49)	(4.34)
Total distributions	(1.35)	(3.00)	(7.44)	(3.52)	(4.60)
Net asset value, end of period	$49.16	$35.48	$34.85	$51.24	$39.70
Total Return D	43.46%	11.13%	(20.08)%	40.12%	24.85%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.48%	.57%	.75%	.76%	.74%
Expenses net of fee waivers, if any	.48%	.56%	.75%	.76%	.74%
Expenses net of all reductions	.48%	.56%	.75%	.76%	.73%
Net investment income (loss)	.29%	.47%	.67% C	.05%	.21%
Supplemental Data
Net assets, end of period (in millions)	$230	$237	$326	$543	$500
Portfolio turnover rate G	56 % H	49%	69%	51%	61% H

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Capital Appreciation Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Capital Appreciation and Class K shares, each of which has equal rights as to assets and voting privileges.
2.Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Capital Appreciation Fund	$28

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), contingent interest, redemptions in-kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,223,520
Gross unrealized depreciation	(148,711)
Net unrealized appreciation (depreciation)	$2,074,809
Tax Cost	$4,859,384

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,855
Undistributed long-term capital gain	$1,042,235
Net unrealized appreciation (depreciation) on securities and other investments	$2,074,802

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$21,172	$ 20,109
Long-term Capital Gains	170,501	414,124
Total	$191,673	$ 434,233

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital Appreciation Fund	3,573,782	3,818,246

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Capital Appreciation Fund	3,577	149,998	175,431
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Capital Appreciation	.63
Class K	.55

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Capital Appreciation	.62
Class K	.55

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Capital Appreciation Fund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Capital Appreciation. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.07)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Capital Appreciation	.1186
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Capital Appreciation	2,213.12
Class K	38.04
	2,251

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Capital Appreciation Fund	.0173

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Capital Appreciation Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Capital Appreciation Fund	35

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. Any open loans, including accrued interest, at period end are presented as Notes payable to affiliates in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Capital Appreciation Fund	Borrower	11,555	5.54%	130

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Capital Appreciation Fund	132,996	185,898	63,004
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Capital Appreciation Fund	10
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Capital Appreciation Fund	18	4	309
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Capital Appreciation Fund	14,499	5.83%	2
10. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $269.
11. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Capital Appreciation Fund
Distributions to shareholders
Capital Appreciation	$182,758	$406,264
Class K	8,915	27,969
Total	$191,673	$434,233
12. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Capital Appreciation Fund
Capital Appreciation
Shares sold	8,587	4,890	$393,846	$170,292
Reinvestment of distributions	4,518	11,738	171,761	382,791
Shares redeemed	(17,150)	(15,889)	(772,437)	(556,464)
Net increase (decrease)	(4,045)	739	$(206,830)	$(3,381)
Class K
Shares sold	850	895	$37,309	$31,370
Reinvestment of distributions	234	855	8,915	27,969
Shares redeemed	(3,077)	(4,438)	(139,583)	(155,181)
Net increase (decrease)	(1,993)	(2,688)	$(93,359)	$(95,842)
13. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Capital Trust and Shareholders of Fidelity Capital Appreciation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital Appreciation Fund (one of the funds constituting Fidelity Capital Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2024, $1,042,439,908, or, if subsequently determined to be different, the net capital gain of such year.

Capital Appreciation and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Capital Appreciation and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	15,185,058,418.79	92.97
Withheld	1,147,921,636.86	7.03
TOTAL	16,332,980,055.65	100.00
Robert A. Lawrence
Affirmative	15,088,639,038.03	92.38
Withheld	1,244,341,017.62	7.62
TOTAL	16,332,980,055.65	100.00
Vijay C. Advani
Affirmative	15,084,874,254.38	92.36
Withheld	1,248,105,801.28	7.64
TOTAL	16,332,980,055.65	100.00
Thomas P. Bostick
Affirmative	15,122,715,101.47	92.59
Withheld	1,210,264,954.19	7.41
TOTAL	16,332,980,055.65	100.00
Donald F. Donahue
Affirmative	15,075,519,235.29	92.30
Withheld	1,257,460,820.36	7.70
TOTAL	16,332,980,055.65	100.00
Vicki L. Fuller
Affirmative	15,172,322,690.84	92.89
Withheld	1,160,657,364.81	7.11
TOTAL	16,332,980,055.65	100.00
Patricia L. Kampling
Affirmative	15,224,239,512.19	93.21
Withheld	1,108,740,543.46	6.79
TOTAL	16,332,980,055.65	100.00
Thomas A. Kennedy
Affirmative	15,120,096,288.99	92.57
Withheld	1,212,883,766.66	7.43
TOTAL	16,332,980,055.65	100.00
Oscar Munoz
Affirmative	15,113,123,971.09	92.53
Withheld	1,219,856,084.56	7.47
TOTAL	16,332,980,055.65	100.00
Karen B. Peetz
Affirmative	15,171,756,459.20	92.89
Withheld	1,161,223,596.45	7.11
TOTAL	16,332,980,055.65	100.00
David M. Thomas
Affirmative	15,043,539,121.30	92.11
Withheld	1,289,440,934.36	7.89
TOTAL	16,332,980,055.65	100.00
Susan Tomasky
Affirmative	15,101,081,498.25	92.46
Withheld	1,231,898,557.41	7.54
TOTAL	16,332,980,055.65	100.00
Michael E. Wiley
Affirmative	15,063,338,952.38	92.23
Withheld	1,269,641,103.27	7.77
TOTAL	16,332,980,055.65	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Capital Appreciation Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.538293.127
CAF-ANN-1224
Fidelity® Stock Selector Small Cap Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Stock Selector Small Cap Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 0.8%
Entertainment - 0.2%
Vivid Seats, Inc. Class A (a)(b)	2,288,297	9,313
Interactive Media & Services - 0.1%
Ziff Davis, Inc. (a)(b)	135,000	6,246
Media - 0.4%
TechTarget, Inc. (a)	281,598	8,151
Thryv Holdings, Inc. (a)	501,700	7,214
		15,365
Wireless Telecommunication Services - 0.1%
Gogo, Inc. (a)(b)	352,400	2,308
TOTAL COMMUNICATION SERVICES		33,232
CONSUMER DISCRETIONARY - 10.3%
Automobile Components - 0.8%
Adient PLC (a)	193,100	3,771
LCI Industries (b)	106,900	11,896
Patrick Industries, Inc.	137,400	17,310
		32,977
Diversified Consumer Services - 0.7%
Laureate Education, Inc.	1,317,058	22,627
Stride, Inc. (a)(b)	109,000	10,168
		32,795
Hotels, Restaurants & Leisure - 0.8%
Bloomin' Brands, Inc.	623,747	10,348
Brinker International, Inc. (a)	166,200	17,070
Dutch Bros, Inc. Class A (a)	253,200	8,386
		35,804
Household Durables - 3.6%
Champion Homes, Inc. (a)	421,500	37,189
Green Brick Partners, Inc. (a)	694,206	47,907
Installed Building Products, Inc.	161,800	35,094
Lovesac (a)	163,766	4,775
SharkNinja, Inc.	350,050	32,278
		157,243
Leisure Products - 0.5%
Acushnet Holdings Corp. (b)	227,100	13,921
Games Workshop Group PLC	60,141	9,275
		23,196
Specialty Retail - 2.4%
Academy Sports & Outdoors, Inc.	751,400	38,216
Boot Barn Holdings, Inc. (a)	140,300	17,474
Dick's Sporting Goods, Inc.	37,500	7,341
Murphy U.S.A., Inc.	81,650	39,882
		102,913
Textiles, Apparel & Luxury Goods - 1.5%
Crocs, Inc. (a)	128,200	13,823
Deckers Outdoor Corp. (a)	55,200	8,881
Kontoor Brands, Inc. (b)	351,100	30,065
Steven Madden Ltd.	288,000	12,951
		65,720
TOTAL CONSUMER DISCRETIONARY		450,648
CONSUMER STAPLES - 2.9%
Beverages - 0.6%
Primo Water Corp.	549,500	14,413
The Vita Coco Co., Inc. (a)(b)	399,187	11,820
		26,233
Consumer Staples Distribution & Retail - 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	107,100	9,075
Performance Food Group Co. (a)	156,400	12,708
Sprouts Farmers Market LLC (a)	154,900	19,894
		41,677
Food Products - 1.3%
Nomad Foods Ltd.	1,030,545	18,086
Post Holdings, Inc. (a)	200,900	21,940
The Simply Good Foods Co. (a)	563,800	18,978
		59,004
TOTAL CONSUMER STAPLES		126,914
ENERGY - 4.9%
Energy Equipment & Services - 3.5%
Cactus, Inc. Class A	660,518	39,162
CES Energy Solutions Corp.	1,611,800	9,238
Championx Corp.	488,500	13,785
Liberty Energy, Inc. Class A	2,455,878	41,922
TechnipFMC PLC	800,950	21,377
Weatherford International PLC	345,200	27,271
		152,755
Oil, Gas & Consumable Fuels - 1.4%
Antero Resources Corp. (a)	887,288	22,963
Chord Energy Corp.	70,300	8,795
Northern Oil & Gas, Inc. (b)	757,422	27,457
		59,215
TOTAL ENERGY		211,970
FINANCIALS - 16.5%
Banks - 7.1%
Comerica, Inc.	213,500	13,602
ConnectOne Bancorp, Inc.	278,124	6,742
East West Bancorp, Inc.	165,200	16,105
First Bancorp, Puerto Rico	1,674,000	32,275
First Interstate Bancsystem, Inc. Class A	466,100	14,356
Glacier Bancorp, Inc. (b)	320,800	16,730
Independent Bank Group, Inc.	296,900	17,327
Metropolitan Bank Holding Corp. (a)	131,734	7,048
Pathward Financial, Inc.	480,500	34,000
Pinnacle Financial Partners, Inc.	236,800	24,971
Synovus Financial Corp.	1,055,000	52,613
Trico Bancshares	562,783	24,048
United Community Bank, Inc.	833,100	23,710
Western Alliance Bancorp.	350,300	29,148
		312,675
Capital Markets - 4.0%
Bridge Investment Group Holdings, Inc.	98,350	1,070
Houlihan Lokey Class A	242,782	41,945
Lazard, Inc. Class A	600,477	31,819
Piper Sandler Cos.	69,900	19,826
Stifel Financial Corp.	404,500	41,914
TMX Group Ltd.	1,207,300	37,710
		174,284
Consumer Finance - 1.5%
FirstCash Holdings, Inc.	426,100	44,089
SLM Corp.	1,054,200	23,224
		67,313
Financial Services - 1.9%
Essent Group Ltd.	640,400	38,430
Mr. Cooper Group, Inc. (a)	264,800	23,448
Walker & Dunlop, Inc.	177,800	19,446
		81,324
Insurance - 2.0%
First American Financial Corp.	237,800	15,255
Genworth Financial, Inc. Class A (a)	3,215,900	21,675
Primerica, Inc.	115,900	32,082
Selective Insurance Group, Inc.	192,470	17,480
		86,492
TOTAL FINANCIALS		722,088
HEALTH CARE - 17.0%
Biotechnology - 9.2%
ALX Oncology Holdings, Inc. (a)	770,100	1,101
AnaptysBio, Inc. (a)	289,700	6,266
Arcellx, Inc. (a)	265,000	22,332
Argenx SE ADR (a)	32,131	18,838
Ascendis Pharma A/S sponsored ADR (a)	32,406	3,980
Astria Therapeutics, Inc. (a)	513,711	5,743
Astria Therapeutics, Inc. warrants (a)	95,634	568
Autolus Therapeutics PLC ADR (a)	1,880,079	6,336
Boundless Bio, Inc.	15,000	44
Boundless Bio, Inc. (c)	114,326	334
Cargo Therapeutics, Inc.	378,032	7,372
Celldex Therapeutics, Inc. (a)	388,400	10,122
Cogent Biosciences, Inc. (a)	1,061,990	12,202
Crinetics Pharmaceuticals, Inc. (a)	359,300	20,106
Cytokinetics, Inc. (a)	355,655	18,138
Day One Biopharmaceuticals, Inc. (a)	634,136	9,334
Dianthus Therapeutics, Inc. (a)(b)	423,018	11,785
Immunovant, Inc. (a)	328,800	9,621
Insmed, Inc. (a)	180,800	12,164
Keros Therapeutics, Inc. (a)	250,500	14,539
Madrigal Pharmaceuticals, Inc. (a)(b)	57,100	14,808
Merus BV (a)	156,300	7,804
Moonlake Immunotherapeutics Class A (a)	199,900	9,279
Neurogene, Inc. (a)	133,500	5,875
Nurix Therapeutics, Inc. (a)	455,818	11,204
Nuvalent, Inc. Class A (a)	112,019	9,913
Oruka Therapeutics, Inc. (d)	203,456	5,697
Perspective Therapeutics, Inc. (a)	797,292	9,416
Q32 Bio, Inc. (a)	102,946	4,862
Revolution Medicines, Inc. (a)	363,500	19,447
Shattuck Labs, Inc. (a)	8,565	11
Spyre Therapeutics, Inc. (a)(b)	288,785	9,394
Tyra Biosciences, Inc. (a)(b)	542,950	9,056
Vaxcyte, Inc. (a)	351,171	37,347
Vericel Corp. (a)	384,687	16,942
Viking Therapeutics, Inc. (a)(b)	221,600	16,075
Viridian Therapeutics, Inc. (a)	476,627	10,281
Xenon Pharmaceuticals, Inc. (a)	292,735	12,034
		400,370
Health Care Equipment & Supplies - 3.9%
Ceribell, Inc.	374,412	9,843
Glaukos Corp. (a)	201,500	26,648
Insulet Corp. (a)	103,100	23,871
Integer Holdings Corp. (a)(b)	165,500	20,563
Lantheus Holdings, Inc. (a)	183,335	20,138
Masimo Corp. (a)	150,000	21,602
Penumbra, Inc. (a)	96,146	22,005
PROCEPT BioRobotics Corp. (a)	205,699	18,513
TransMedics Group, Inc. (a)(b)	107,807	8,837
		172,020
Health Care Providers & Services - 2.9%
Encompass Health Corp.	197,100	19,604
HealthEquity, Inc. (a)	324,300	27,647
Privia Health Group, Inc. (a)	502,303	9,222
Surgery Partners, Inc. (a)	618,254	17,806
Tenet Healthcare Corp. (a)	136,860	21,216
The Ensign Group, Inc.	190,700	29,557
		125,052
Pharmaceuticals - 1.0%
Axsome Therapeutics, Inc. (a)(b)	105,752	9,415
Enliven Therapeutics, Inc. (a)(b)	350,866	9,772
Enliven Therapeutics, Inc. (d)	120,720	3,362
Neumora Therapeutics, Inc. (a)(b)	518,700	5,939
Prestige Consumer Healthcare, Inc. (a)	174,400	12,862
Structure Therapeutics, Inc. ADR (a)	100,100	4,119
		45,469
TOTAL HEALTH CARE		742,911
INDUSTRIALS - 19.0%
Building Products - 1.6%
AAON, Inc.	179,100	20,457
Simpson Manufacturing Co. Ltd.	209,410	37,650
Tecnoglass, Inc.	177,500	12,164
		70,271
Commercial Services & Supplies - 1.3%
HNI Corp.	207,100	10,206
The Brink's Co.	316,800	32,564
Vestis Corp.	1,092,000	14,764
		57,534
Construction & Engineering - 4.6%
Comfort Systems U.S.A., Inc.	33,426	13,071
Construction Partners, Inc. Class A (a)	279,000	21,966
Dycom Industries, Inc. (a)	126,300	22,018
EMCOR Group, Inc.	46,540	20,760
Granite Construction, Inc.	343,400	28,863
IES Holdings, Inc. (a)	297,165	64,981
MDU Resources Group, Inc.	425,000	12,261
Sterling Construction Co., Inc. (a)	122,800	18,966
		202,886
Electrical Equipment - 0.9%
Array Technologies, Inc. (a)(b)	624,500	4,078
Atkore, Inc.	57,029	4,891
Nextracker, Inc. Class A (a)	327,300	13,033
Thermon Group Holdings, Inc. (a)	686,655	17,997
		39,999
Ground Transportation - 0.4%
ArcBest Corp.	144,179	15,021
Machinery - 4.5%
Astec Industries, Inc.	245,464	7,801
Atmus Filtration Technologies, Inc.	364,400	14,190
Blue Bird Corp. (a)	366,800	15,446
Federal Signal Corp.	367,200	29,953
Kadant, Inc. (b)	60,400	20,117
REV Group, Inc.	467,700	12,394
SPX Technologies, Inc. (a)	295,900	42,459
Terex Corp. (b)	725,730	37,527
Timken Co.	184,300	15,297
		195,184
Professional Services - 2.4%
Amentum Holdings, Inc.	560,200	16,660
CACI International, Inc. (a)	21,300	11,770
CRA International, Inc.	89,800	16,356
ExlService Holdings, Inc. (a)	519,560	21,650
First Advantage Corp. (a)(b)	929,911	16,850
KBR, Inc.	165,500	11,090
WNS Holdings Ltd.	214,350	10,287
		104,663
Trading Companies & Distributors - 3.3%
Applied Industrial Technologies, Inc.	78,400	18,157
Beacon Roofing Supply, Inc. (a)	126,900	11,684
FTAI Aviation Ltd.	189,900	25,530
GMS, Inc. (a)	507,900	45,655
Rush Enterprises, Inc. Class A	765,132	43,291
		144,317
TOTAL INDUSTRIALS		829,875
INFORMATION TECHNOLOGY - 13.0%
Communications Equipment - 0.3%
Ciena Corp. (a)	207,100	13,153
Electronic Equipment, Instruments & Components - 5.8%
Advanced Energy Industries, Inc.	381,900	41,448
Belden, Inc.	183,200	20,861
Celestica, Inc. (a)	151,900	10,390
ePlus, Inc. (a)	161,408	14,357
Fabrinet (a)(b)	184,571	44,476
Insight Enterprises, Inc. (a)	258,485	45,214
Napco Security Technologies, Inc.	161,800	6,226
Par Technology Corp. (a)(b)	229,100	13,515
Sanmina Corp. (a)	325,200	22,797
TD SYNNEX Corp.	281,300	32,448
		251,732
IT Services - 1.6%
ASGN, Inc. (a)	360,500	33,202
Endava PLC ADR (a)	228,400	5,402
Wix.com Ltd. (a)	202,700	33,875
		72,479
Semiconductors & Semiconductor Equipment - 2.0%
Allegro MicroSystems LLC (a)	490,900	10,230
Diodes, Inc. (a)	460,400	26,924
MACOM Technology Solutions Holdings, Inc. (a)	336,300	37,800
Nova Ltd. (a)	46,900	8,691
Onto Innovation, Inc. (a)	31,749	6,297
		89,942
Software - 3.3%
Agilysys, Inc. (a)	126,300	12,635
Five9, Inc. (a)	116,300	3,434
Intapp, Inc. (a)	232,548	11,667
Lumine Group, Inc. (a)	378,900	8,822
Manhattan Associates, Inc. (a)	35,800	9,428
Monday.com Ltd. (a)	32,600	9,580
Progress Software Corp.	257,700	16,516
SPS Commerce, Inc. (a)	217,300	35,855
Tenable Holdings, Inc. (a)	393,200	15,575
Vertex, Inc. Class A (a)	468,160	19,433
		142,945
TOTAL INFORMATION TECHNOLOGY		570,251
MATERIALS - 5.4%
Chemicals - 1.1%
Element Solutions, Inc.	879,700	23,840
Minerals Technologies, Inc.	234,991	17,692
Tronox Holdings PLC	531,300	6,439
		47,971
Construction Materials - 1.1%
Eagle Materials, Inc.	168,300	48,043
Metals & Mining - 2.4%
Carpenter Technology Corp.	136,900	20,467
Commercial Metals Co.	883,900	47,554
Constellium NV (a)	1,309,000	14,530
Lundin Mining Corp.	1,224,000	11,903
Osisko Gold Royalties Ltd.	494,900	9,959
		104,413
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp.	174,400	17,248
Sylvamo Corp. (b)	204,000	17,344
		34,592
TOTAL MATERIALS		235,019
REAL ESTATE - 5.1%
Equity Real Estate Investment Trusts (REITs) - 3.8%
Acadia Realty Trust (SBI)	612,700	15,005
CareTrust (REIT), Inc.	1,355,400	44,281
Essential Properties Realty Trust, Inc.	1,422,400	45,076
Lamar Advertising Co. Class A	132,900	17,543
Outfront Media, Inc.	955,800	16,975
Terreno Realty Corp.	434,210	26,031
		164,911
Real Estate Management & Development - 1.3%
Colliers International Group, Inc.	222,200	33,966
Jones Lang LaSalle, Inc. (a)	88,500	23,980
		57,946
TOTAL REAL ESTATE		222,857
UTILITIES - 2.2%
Gas Utilities - 2.2%
Brookfield Infrastructure Corp. A Shares	1,227,100	50,409
Southwest Gas Holdings, Inc.	505,836	37,052
UGI Corp.	412,600	9,865
		97,326
TOTAL COMMON STOCKS (Cost $3,258,942)		4,243,091

Convertible Preferred Stocks - 0.1%
	Shares	Value ($) (000s)
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Oruka Therapeutics, Inc. Series A (d) (Cost $1,840)	80	2,240

Money Market Funds - 5.6%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.87% (e)	132,774,737	132,801
Fidelity Securities Lending Cash Central Fund 4.87% (e)(f)	113,099,640	113,111
TOTAL MONEY MARKET FUNDS (Cost $245,912)		245,912

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $3,506,694)	4,491,243
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(121,481)
NET ASSETS - 100.0%	4,369,762

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	228	Dec 2024	25,178	(17)	(17)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $334,000 or 0.0% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,299,000 or 0.3% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Enliven Therapeutics, Inc.	3/19/24	1,690

Oruka Therapeutics, Inc.	9/12/24	4,679

Oruka Therapeutics, Inc. Series A	9/12/24	1,840

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	47,828	1,950,183	1,865,210	4,748	1	(1)	132,801	0.3%
Fidelity Securities Lending Cash Central Fund 4.87%	73,108	1,120,719	1,080,716	301	-	-	113,111	0.5%
Total	120,936	3,070,902	2,945,926	5,049	1	(1)	245,912

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	33,232	33,232	-	-
Consumer Discretionary	450,648	450,648	-	-
Consumer Staples	126,914	126,914	-	-
Energy	211,970	211,970	-	-
Financials	722,088	722,088	-	-
Health Care	745,151	744,583	568	-
Industrials	829,875	829,875	-	-
Information Technology	570,251	570,251	-	-
Materials	235,019	235,019	-	-
Real Estate	222,857	222,857	-	-
Utilities	97,326	97,326	-	-

Money Market Funds	245,912	245,912	-	-
Total Investments in Securities:	4,491,243	4,490,675	568	-
Derivative Instruments: Liabilities
Futures Contracts	(17)	(17)	-	-
Total Liabilities	(17)	(17)	-	-
Total Derivative Instruments:	(17)	(17)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(17)
Total Equity Risk	0	(17)
Total Value of Derivatives	0	(17)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $111,658) - See accompanying schedule:
Unaffiliated issuers (cost $3,260,782)	$4,245,331
Fidelity Central Funds (cost $245,912)	245,912

Total Investment in Securities (cost $3,506,694)		$4,491,243
Segregated cash with brokers for derivative instruments		1,765
Cash		4
Receivable for investments sold		4,824
Receivable for fund shares sold		9,557
Dividends receivable		426
Distributions receivable from Fidelity Central Funds		716
Prepaid expenses		4
Other receivables		3
Total assets		4,508,542
Liabilities
Payable for investments purchased	$19,424
Payable for fund shares redeemed	2,669
Accrued management fee	2,983
Distribution and service plan fees payable	93
Payable for daily variation margin on futures contracts	441
Other payables and accrued expenses	65
Collateral on securities loaned	113,105
Total liabilities		138,780
Net Assets		$4,369,762
Net Assets consist of:
Paid in capital		$3,299,127
Total accumulated earnings (loss)		1,070,635
Net Assets		$4,369,762

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($259,764 ÷ 7,011 shares)(a)		$37.05
Maximum offering price per share (100/94.25 of $37.05)		$39.31
Class M :
Net Asset Value and redemption price per share ($21,608 ÷ 613 shares)(a)(b)		$35.23
Maximum offering price per share (100/96.50 of $35.23)		$36.51
Class C :
Net Asset Value and offering price per share ($35,475 ÷ 1,117 shares)(a)(b)		$31.75
Stock Selector Small Cap :
Net Asset Value, offering price and redemption price per share ($2,060,668 ÷ 53,562 shares)		$38.47
Class I :
Net Asset Value, offering price and redemption price per share ($1,159,482 ÷ 29,951 shares)		$38.71
Class Z :
Net Asset Value, offering price and redemption price per share ($832,765 ÷ 21,525 shares)		$38.69
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Year ended October 31, 2024 Amounts in thousands
Investment Income
Dividends		$30,963
Interest		34
Income from Fidelity Central Funds (including $301 from security lending)		5,049
Total income		36,046
Expenses
Management fee
Basic fee	$21,566
Performance adjustment	4,515
Transfer agent fees	1,337
Distribution and service plan fees	859
Accounting fees	225
Custodian fees and expenses	66
Independent trustees' fees and expenses	13
Registration fees	258
Audit fees	56
Legal	6
Miscellaneous	84
Total expenses before reductions	28,985
Expense reductions	(121)
Total expenses after reductions		28,864
Net Investment income (loss)		7,182
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	121,647
Fidelity Central Funds	1
Foreign currency transactions	10
Futures contracts	5,815
Total net realized gain (loss)		127,473
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	764,224
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(1)
Futures contracts	742
Total change in net unrealized appreciation (depreciation)		764,964
Net gain (loss)		892,437
Net increase (decrease) in net assets resulting from operations		$899,619
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,182	$4,665
Net realized gain (loss)	127,473	(11,882)
Change in net unrealized appreciation (depreciation)	764,964	(63,743)
Net increase (decrease) in net assets resulting from operations	899,619	(70,960)
Distributions to shareholders	(6,123)	(2,386)

Share transactions - net increase (decrease)	1,269,713	289,717
Total increase (decrease) in net assets	2,163,209	216,371

Net Assets
Beginning of period	2,206,553	1,990,182
End of period	$4,369,762	$2,206,553

Financial Highlights
Fidelity Advisor® Stock Selector Small Cap Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.73	$27.51	$36.93	$24.09	$23.82
Income from Investment Operations
Net investment income (loss) A,B	(.01)	(.01)	(.03) C	(.15)	(.07)
Net realized and unrealized gain (loss)	10.34	(.75)	(5.76)	13.42	.83
Total from investment operations	10.33	(.76)	(5.79)	13.27	.76
Distributions from net investment income	(.01)	(.02)	-	-	(.02) D
Distributions from net realized gain	-	-	(3.63)	(.43)	(.47) D
Total distributions	(.01)	(.02)	(3.63)	(.43)	(.49)
Net asset value, end of period	$37.05	$26.73	$27.51	$36.93	$24.09
Total Return E,F	38.65%	(2.75)%	(16.94)%	55.62%	3.15%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.17%	1.23%	1.21%	1.19%	1.32%
Expenses net of fee waivers, if any	1.16%	1.23%	1.21%	1.19%	1.32%
Expenses net of all reductions	1.16%	1.23%	1.21%	1.19%	1.31%
Net investment income (loss)	(.03)%	(.05)%	(.10)% C	(.45)%	(.29)%
Supplemental Data
Net assets, end of period (in millions)	$260	$109	$99	$108	$52
Portfolio turnover rate I	36%	38%	38%	59%	70%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.29)%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Stock Selector Small Cap Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$25.48	$26.28	$35.46	$23.20	$23.00
Income from Investment Operations
Net investment income (loss) A,B	(.10)	(.09)	(.10) C	(.23)	(.13)
Net realized and unrealized gain (loss)	9.85	(.70)	(5.53)	12.92	.80
Total from investment operations	9.75	(.79)	(5.63)	12.69	.67
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	-	(3.55)	(.43)	(.46) D
Total distributions	-	(.01)	(3.55)	(.43)	(.46)
Net asset value, end of period	$35.23	$25.48	$26.28	$35.46	$23.20
Total Return E,F	38.27%	(3.01)%	(17.19)%	55.24%	2.83%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.44%	1.51%	1.48%	1.46%	1.61%
Expenses net of fee waivers, if any	1.43%	1.51%	1.48%	1.45%	1.60%
Expenses net of all reductions	1.43%	1.50%	1.48%	1.45%	1.60%
Net investment income (loss)	(.30)%	(.33)%	(.37)% C	(.71)%	(.58)%
Supplemental Data
Net assets, end of period (in millions)	$22	$14	$14	$17	$8
Portfolio turnover rate I	36%	38%	38%	59%	70%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56)%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown. Amount has been revised from previously reported amount of $.47 per share.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Stock Selector Small Cap Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$23.07	$23.91	$32.61	$21.48	$21.43
Income from Investment Operations
Net investment income (loss) A,B	(.23)	(.20)	(.23) C	(.36)	(.23)
Net realized and unrealized gain (loss)	8.91	(.64)	(5.05)	11.92	.75
Total from investment operations	8.68	(.84)	(5.28)	11.56	.52
Distributions from net realized gain	-	-	(3.42)	(.43)	(.46) D
Total distributions	-	-	(3.42)	(.43)	(.46)
Net asset value, end of period	$31.75	$23.07	$23.91	$32.61	$21.48
Total Return E,F	37.62%	(3.51)%	(17.61)%	54.40%	2.33%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.93%	2.01%	2.00%	1.98%	2.13%
Expenses net of fee waivers, if any	1.93%	2.00%	1.99%	1.97%	2.13%
Expenses net of all reductions	1.93%	2.00%	1.99%	1.97%	2.12%
Net investment income (loss)	(.79)%	(.83)%	(.88)% C	(1.23)%	(1.10)%
Supplemental Data
Net assets, end of period (in millions)	$35	$18	$16	$19	$8
Portfolio turnover rate I	36%	38%	38%	59%	70%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.08)%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown. Amount has been revised from previously reported amount of $.47 per share.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Stock Selector Small Cap Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.74	$28.48	$38.11	$24.77	$24.47
Income from Investment Operations
Net investment income (loss) A,B	.08	.07	.06 C	(.05)	- D
Net realized and unrealized gain (loss)	10.73	(.77)	(5.96)	13.82	.84
Total from investment operations	10.81	(.70)	(5.90)	13.77	.84
Distributions from net investment income	(.08)	(.04)	(.06)	-	(.07) E
Distributions from net realized gain	-	-	(3.67)	(.43)	(.47) E
Total distributions	(.08)	(.04)	(3.73)	(.43)	(.54)
Net asset value, end of period	$38.47	$27.74	$28.48	$38.11	$24.77
Total Return F	39.03%	(2.48)%	(16.73)%	56.11%	3.42%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.90%	.96%	.93%	.90%	1.02%
Expenses net of fee waivers, if any	.89%	.95%	.93%	.90%	1.02%
Expenses net of all reductions	.89%	.95%	.93%	.90%	1.01%
Net investment income (loss)	.24%	.23%	.18% C	(.16)%	-% I
Supplemental Data
Net assets, end of period (in millions)	$2,061	$1,283	$1,340	$1,654	$960
Portfolio turnover rate J	36%	38%	38%	59%	70%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.01)%.
DAmount represents less than $.005 per share.
EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount represents less than .005%.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Stock Selector Small Cap Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.92	$28.67	$38.34	$24.93	$24.54
Income from Investment Operations
Net investment income (loss) A,B	.08	.06	.05 C	(.06)	- D
Net realized and unrealized gain (loss)	10.79	(.78)	(5.99)	13.90	.86
Total from investment operations	10.87	(.72)	(5.94)	13.84	.86
Distributions from net investment income	(.08)	(.03)	(.06)	-	- D,E
Distributions from net realized gain	-	-	(3.67)	(.43)	(.47) E
Total distributions	(.08)	(.03)	(3.73)	(.43)	(.47)
Net asset value, end of period	$38.71	$27.92	$28.67	$38.34	$24.93
Total Return F	39.01%	(2.50)%	(16.72)%	56.03%	3.49%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.91%	.98%	.94%	.92%	1.01%
Expenses net of fee waivers, if any	.91%	.97%	.94%	.91%	1.00%
Expenses net of all reductions	.91%	.97%	.94%	.91%	1.00%
Net investment income (loss)	.23%	.21%	.17% C	(.17)%	.02%
Supplemental Data
Net assets, end of period (in millions)	$1,159	$471	$296	$308	$79
Portfolio turnover rate I	36%	38%	38%	59%	70%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.02)%.
DAmount represents less than $.005 per share.
EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Stock Selector Small Cap Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.90	$28.61	$38.27	$24.85	$24.55
Income from Investment Operations
Net investment income (loss) A,B	.13	.11	.09 C	(.02)	.03
Net realized and unrealized gain (loss)	10.78	(.78)	(5.98)	13.87	.86
Total from investment operations	10.91	(.67)	(5.89)	13.85	.89
Distributions from net investment income	(.12)	(.04)	(.11)	-	(.12) D
Distributions from net realized gain	-	-	(3.67)	(.43)	(.47) D
Total distributions	(.12)	(.04)	(3.77) E	(.43)	(.59)
Net asset value, end of period	$38.69	$27.90	$28.61	$38.27	$24.85
Total Return F	39.19%	(2.34)%	(16.62)%	56.26%	3.58%
Ratios to Average Net Assets A,G,H
Expenses before reductions	.77%	.83%	.81%	.79%	.89%
Expenses net of fee waivers, if any	.76%	.82%	.81%	.79%	.88%
Expenses net of all reductions	.76%	.82%	.81%	.79%	.88%
Net investment income (loss)	.37%	.35%	.30% C	(.04)%	.14%
Supplemental Data
Net assets, end of period (in millions)	$833	$310	$225	$167	$53
Portfolio turnover rate I	36%	38%	38%	59%	70%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .11%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Stock Selector Small Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Stock Selector Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,138,972
Gross unrealized depreciation	(188,196)
Net unrealized appreciation (depreciation)	$950,776
Tax Cost	$3,540,467

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,499
Undistributed long-term capital gain	$88,361
Net unrealized appreciation (depreciation) on securities and other investments	$950,775

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$6,123	$2,386
Total	$6,123	$2,386

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Stock Selector Small Cap Fund	2,336,052	1,125,600
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.76
Class M	.77
Class C	.77
Stock Selector Small Cap	.73
Class I	.75
Class Z	.61

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.76
Class M	.77
Class C	.77
Stock Selector Small Cap	.73
Class I	.75
Class Z	.61

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .57%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Stock Selector Small Cap Fund	Russell 2000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Stock Selector Small Cap. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .14%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	486	24
Class M	.25%	.25%	97	-
Class C	.75%	.25%	276	88
			859	112

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	125
Class M	5
Class CA	-B
130
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B Amount represents less than five-hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1897
Class M	.2000
Class C	.2000
Stock Selector Small Cap	.1658
Class I	.1859
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	84.19
Class M	12.21
Class C	15.20
Stock Selector Small Cap	820.17
Class I	362.18
Class Z	44.04
	1,337

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Stock Selector Small Cap Fund	.0263

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Stock Selector Small Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Stock Selector Small Cap Fund	44

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Stock Selector Small Cap Fund	258,253	86,414	(1,537)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Stock Selector Small Cap Fund	5
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Stock Selector Small Cap Fund	32	-A	-
A Amount represents less than five-hundred dollars.
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $119.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Stock Selector Small Cap Fund
Distributions to shareholders
Class A	$33	$84
Class M	-	5
Stock Selector Small Cap	3,539	1,630
Class I	1,415	342
Class Z	1,136	325
Total	$6,123	$2,386
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Stock Selector Small Cap Fund
Class A
Shares sold	3,990	1,193	$135,500	$34,158
Reinvestment of distributions	1	3	33	84
Shares redeemed	(1,072)	(700)	(37,048)	(19,837)
Net increase (decrease)	2,919	496	$98,485	$14,405
Class M
Shares sold	131	110	$4,232	$3,004
Reinvestment of distributions	-	-	-	5
Shares redeemed	(86)	(83)	(2,816)	(2,280)
Net increase (decrease)	45	27	$1,416	$729
Class C
Shares sold	489	299	$14,524	$7,405
Shares redeemed	(170)	(156)	(4,976)	(3,844)
Net increase (decrease)	319	143	$9,548	$3,561
Stock Selector Small Cap
Shares sold	16,697	7,397	$603,519	$219,149
Reinvestment of distributions	106	54	3,279	1,526
Shares redeemed	(9,506)	(8,227)	(333,575)	(242,949)
Net increase (decrease)	7,297	(776)	$273,223	$(22,274)
Class I
Shares sold	21,750	14,720	$781,708	$443,431
Reinvestment of distributions	45	12	1,390	336
Shares redeemed	(8,714)	(8,200)	(305,541)	(245,687)
Net increase (decrease)	13,081	6,532	$477,557	$198,080
Class Z
Shares sold	16,510	6,735	$612,481	$199,337
Reinvestment of distributions	33	11	1,029	302
Shares redeemed	(6,119)	(3,524)	(204,026)	(104,423)
Net increase (decrease)	10,424	3,222	$409,484	$95,216
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Stock Selector Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector Small Cap Fund (the "Fund"), a fund of Fidelity Capital Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $ 97,581,493 , or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $33,825 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100%, Fidelity Stock Selector Small Cap Fund designates 97%, Class I designates 92%, and Class Z designates 64%, of the dividend distributed, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, Fidelity Stock Selector Small Cap Fund designates 100%, Class I designates 100%, and Class Z designates 83.96%, of the dividend distributed, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class Z designates 16.05% of the dividend distributed respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	15,185,058,418.79	92.97
Withheld	1,147,921,636.86	7.03
TOTAL	16,332,980,055.65	100.00
Robert A. Lawrence
Affirmative	15,088,639,038.03	92.38
Withheld	1,244,341,017.62	7.62
TOTAL	16,332,980,055.65	100.00
Vijay C. Advani
Affirmative	15,084,874,254.38	92.36
Withheld	1,248,105,801.28	7.64
TOTAL	16,332,980,055.65	100.00
Thomas P. Bostick
Affirmative	15,122,715,101.47	92.59
Withheld	1,210,264,954.19	7.41
TOTAL	16,332,980,055.65	100.00
Donald F. Donahue
Affirmative	15,075,519,235.29	92.30
Withheld	1,257,460,820.36	7.70
TOTAL	16,332,980,055.65	100.00
Vicki L. Fuller
Affirmative	15,172,322,690.84	92.89
Withheld	1,160,657,364.81	7.11
TOTAL	16,332,980,055.65	100.00
Patricia L. Kampling
Affirmative	15,224,239,512.19	93.21
Withheld	1,108,740,543.46	6.79
TOTAL	16,332,980,055.65	100.00
Thomas A. Kennedy
Affirmative	15,120,096,288.99	92.57
Withheld	1,212,883,766.66	7.43
TOTAL	16,332,980,055.65	100.00
Oscar Munoz
Affirmative	15,113,123,971.09	92.53
Withheld	1,219,856,084.56	7.47
TOTAL	16,332,980,055.65	100.00
Karen B. Peetz
Affirmative	15,171,756,459.20	92.89
Withheld	1,161,223,596.45	7.11
TOTAL	16,332,980,055.65	100.00
David M. Thomas
Affirmative	15,043,539,121.30	92.11
Withheld	1,289,440,934.36	7.89
TOTAL	16,332,980,055.65	100.00
Susan Tomasky
Affirmative	15,101,081,498.25	92.46
Withheld	1,231,898,557.41	7.54
TOTAL	16,332,980,055.65	100.00
Michael E. Wiley
Affirmative	15,063,338,952.38	92.23
Withheld	1,269,641,103.27	7.77
TOTAL	16,332,980,055.65	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Stock Selector Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.703160.127
SCS-ANN-1224
Fidelity® Value Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Value Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 0.5%
Cellnex Telecom SA (a)	1,051,600	38,549
Liberty Latin America Ltd. Class C (b)	666,035	6,447
		44,996
Entertainment - 0.2%
Ubisoft Entertainment SA (b)	872,700	13,151
Interactive Media & Services - 0.5%
Zoominfo Technologies, Inc. (b)	4,480,500	49,510
Media - 1.4%
Grupo Televisa SA de CV (CPO) sponsored ADR	9,832,000	24,580
Nexstar Media Group, Inc.	239,800	42,186
Thryv Holdings, Inc. (b)	1,724,393	24,797
WPP PLC	3,815,400	40,103
		131,666
TOTAL COMMUNICATION SERVICES		239,323
CONSUMER DISCRETIONARY - 10.3%
Automobile Components - 0.9%
Aptiv PLC (b)	873,700	49,652
Autoliv, Inc.	349,000	32,415
		82,067
Automobiles - 0.4%
Harley-Davidson, Inc.	1,252,000	40,001
Broadline Retail - 0.3%
Kohl's Corp. (c)	1,301,200	24,046
Distributors - 0.4%
LKQ Corp.	1,062,700	39,097
Hotels, Restaurants & Leisure - 0.5%
Hilton Grand Vacations, Inc. (b)	1,284,100	47,358
Household Durables - 1.3%
Mohawk Industries, Inc. (b)	359,500	48,270
Newell Brands, Inc.	2,511,300	22,099
Tempur Sealy International, Inc.	917,200	43,943
		114,312
Leisure Products - 0.9%
BRP, Inc. Subordinate Voting Shares (c)	700,257	34,526
Brunswick Corp.	340,200	27,128
Topgolf Callaway Brands Corp. (b)(c)	2,497,900	24,255
		85,909
Specialty Retail - 2.9%
Academy Sports & Outdoors, Inc.	434,479	22,098
Advance Auto Parts, Inc. (c)	73,994	2,641
Camping World Holdings, Inc. Class A (c)	1,504,700	30,184
Gap, Inc.	1,516,300	31,494
Lithia Motors, Inc. Class A (sub. vtg.)	212,200	70,529
Sally Beauty Holdings, Inc. (b)	2,016,090	26,209
Signet Jewelers Ltd.	435,577	39,934
Upbound Group, Inc.	1,603,074	46,874
		269,963
Textiles, Apparel & Luxury Goods - 2.7%
Capri Holdings Ltd. (b)	1,123,200	22,172
Dr. Martens Ltd. (c)	17,077,200	12,045
Gildan Activewear, Inc.	1,464,500	71,671
PVH Corp.	662,600	65,240
Samsonite International SA (a)	16,254,600	38,197
Tapestry, Inc.	723,200	34,316
		243,641
TOTAL CONSUMER DISCRETIONARY		946,394
CONSUMER STAPLES - 5.1%
Beverages - 0.6%
Keurig Dr. Pepper, Inc.	830,600	27,368
Primo Water Corp.	892,800	23,418
		50,786
Consumer Staples Distribution & Retail - 1.3%
Albertsons Companies, Inc.	1,839,500	33,295
Dollar Tree, Inc. (b)	766,500	49,547
U.S. Foods Holding Corp. (b)	576,200	35,523
		118,365
Food Products - 2.2%
Bunge Global SA	605,900	50,908
Darling Ingredients, Inc. (b)	1,342,494	52,505
Lamb Weston Holdings, Inc.	941,000	73,106
The J.M. Smucker Co.	232,800	26,425
		202,944
Personal Care Products - 0.6%
Kenvue, Inc.	2,431,900	55,763
Tobacco - 0.4%
Philip Morris International, Inc.	276,900	36,745
TOTAL CONSUMER STAPLES		464,603
ENERGY - 9.1%
Energy Equipment & Services - 2.3%
Expro Group Holdings NV (b)	2,371,500	30,237
Kodiak Gas Services, Inc.	992,391	31,637
Liberty Energy, Inc. Class A	770,975	13,161
Tenaris SA	1,676,600	27,623
TGS ASA	1,816,200	16,494
Tidewater, Inc. (b)	323,400	19,427
Valaris Ltd. (b)	544,156	27,534
Vallourec SA (b)	2,120,500	34,714
Weatherford International PLC	92,211	7,285
		208,112
Oil, Gas & Consumable Fuels - 6.8%
Antero Resources Corp. (b)	2,145,662	55,530
Canadian Natural Resources Ltd.	1,284,400	43,679
Cenovus Energy, Inc. (Canada)	2,823,181	45,399
Cheniere Energy, Inc.	355,266	67,991
Delek U.S. Holdings, Inc.	1,354,500	21,225
Diamondback Energy, Inc.	148,384	26,230
Energy Transfer LP	2,085,297	34,366
Galp Energia SGPS SA	2,255,500	38,445
Imperial Oil Ltd.	667,000	49,773
Imperial Oil Ltd. (U.S.)	138,400	10,308
Kosmos Energy Ltd. (b)	3,636,358	13,673
MEG Energy Corp.	753,800	13,778
Phillips 66 Co.	345,221	42,055
Range Resources Corp.	570,686	17,138
Secure Energy Services, Inc. (c)	4,926,400	54,877
South Bow Corp.	886,400	22,135
Targa Resources Corp.	417,813	69,758
		626,360
TOTAL ENERGY		834,472
FINANCIALS - 16.4%
Banks - 2.7%
Barclays PLC	7,290,829	22,350
East West Bancorp, Inc.	628,566	61,279
First Citizens Bancshares, Inc.	32,492	62,948
First Citizens Bancshares, Inc. Class B	5,600	9,554
KeyCorp	2,791,100	48,146
Popular, Inc.	471,931	42,110
		246,387
Capital Markets - 3.6%
Ameriprise Financial, Inc.	95,200	48,581
BGC Group, Inc. Class A	5,766,800	54,035
Carlyle Group LP	1,297,600	64,919
LPL Financial	191,900	54,150
Onex Corp. (sub. vtg.)	245,300	17,656
Petershill Partners PLC (a)	5,301,400	14,834
Raymond James Financial, Inc.	315,800	46,808
UBS Group AG	1,035,700	31,831
		332,814
Consumer Finance - 1.8%
Ally Financial, Inc.	864,600	30,304
Navient Corp.	1,294,300	18,418
OneMain Holdings, Inc.	997,580	49,550
PROG Holdings, Inc.	762,389	33,294
SLM Corp.	1,363,742	30,043
		161,609
Financial Services - 4.0%
Apollo Global Management, Inc.	329,102	47,147
ECN Capital Corp.	9,967,607	15,821
Essent Group Ltd.	686,700	41,209
Global Payments, Inc.	789,600	81,889
NCR Atleos Corp.	1,518,350	39,750
PennyMac Financial Services, Inc.	388,500	38,726
Voya Financial, Inc.	564,600	45,337
WEX, Inc. (b)	352,400	60,824
		370,703
Insurance - 4.3%
AMBAC Financial Group, Inc. (b)	1,493,659	16,893
American Financial Group, Inc.	357,100	46,041
Assurant, Inc.	272,979	52,330
Hartford Financial Services Group, Inc.	456,500	50,416
Primerica, Inc.	127,743	35,361
Prudential PLC	2,484,238	20,681
Reinsurance Group of America, Inc.	299,849	63,292
Stewart Information Services Corp.	441,870	30,401
The Travelers Companies, Inc.	229,000	56,320
Unum Group	295,400	18,959
		390,694
TOTAL FINANCIALS		1,502,207
HEALTH CARE - 9.0%
Biotechnology - 0.6%
Alnylam Pharmaceuticals, Inc. (b)	8,167	2,177
BioMarin Pharmaceutical, Inc. (b)	21,200	1,397
BioNTech SE ADR (b)	90,700	10,258
Exact Sciences Corp. (b)	143,549	9,895
Galapagos NV (b)	781,500	20,863
Legend Biotech Corp. ADR (b)	26,400	1,189
Moderna, Inc. (b)	189,500	10,301
		56,080
Health Care Equipment & Supplies - 1.8%
Align Technology, Inc. (b)	32,950	6,756
Baxter International, Inc.	192,403	6,869
GE Healthcare Technologies, Inc.	181,129	15,822
Globus Medical, Inc. Class A (b)	25,100	1,846
Hologic, Inc. (b)	82,722	6,690
Lantheus Holdings, Inc. (b)	26,000	2,856
Masimo Corp. (b)	46,140	6,645
QuidelOrtho Corp. (b)	903,200	34,367
Solventum Corp.	49,794	3,614
STERIS PLC	55,655	12,347
Teleflex, Inc.	30,414	6,115
The Cooper Companies, Inc. (b)	124,373	13,019
Zimmer Biomet Holdings, Inc.	408,529	43,680
		160,626
Health Care Providers & Services - 3.7%
Acadia Healthcare Co., Inc. (b)	839,305	35,830
AdaptHealth Corp. (b)	3,972,296	40,875
BrightSpring Health Services, Inc. (b)	1,623,200	24,299
Cencora, Inc.	58,541	13,352
Centene Corp. (b)	117,837	7,337
Chemed Corp.	19,091	10,314
CVS Health Corp.	1,130,000	63,800
Encompass Health Corp.	99,498	9,896
Henry Schein, Inc. (b)	456,400	32,053
Humana, Inc.	42,832	11,043
Labcorp Holdings, Inc.	15,200	3,470
Molina Healthcare, Inc. (b)	255,127	81,952
Privia Health Group, Inc. (b)	52,200	958
Tenet Healthcare Corp. (b)	43,646	6,766
		341,945
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	151,036	19,682
Avantor, Inc. (b)	431,904	9,662
Bio-Rad Laboratories, Inc. Class A (b)(c)	4,300	1,540
Bruker Corp.	13,600	770
Charles River Laboratories International, Inc. (b)	6,600	1,179
Fortrea Holdings, Inc. (b)	2,291,400	38,541
Illumina, Inc. (b)	24,923	3,592
IQVIA Holdings, Inc. (b)	86,788	17,863
Mettler-Toledo International, Inc. (b)	3,000	3,875
West Pharmaceutical Services, Inc.	23,184	7,139
		103,843
Pharmaceuticals - 1.8%
Elanco Animal Health, Inc. (b)	186,400	2,356
Jazz Pharmaceuticals PLC (b)	256,467	28,219
Perrigo Co. PLC	2,101,600	53,864
Royalty Pharma PLC Class A	169,749	4,583
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	1,702,300	31,390
Viatris, Inc.	3,957,100	45,902
		166,314
TOTAL HEALTH CARE		828,808
INDUSTRIALS - 18.8%
Air Freight & Logistics - 0.7%
Deutsche Post AG ADR	376,900	15,140
FedEx Corp.	160,900	44,062
		59,202
Building Products - 1.7%
AZZ, Inc.	277,200	21,117
Builders FirstSource, Inc. (b)	376,450	64,524
Tecnoglass, Inc. (c)	491,900	33,710
UFP Industries, Inc.	315,300	38,574
		157,925
Commercial Services & Supplies - 2.2%
Driven Brands Holdings, Inc. (b)(c)	2,905,500	43,147
HNI Corp.	724,461	35,701
Millerknoll, Inc.	759,900	16,991
The Brink's Co.	420,500	43,223
The GEO Group, Inc. (b)	1,694,200	25,718
Vestis Corp.	2,877,400	38,902
		203,682
Construction & Engineering - 0.7%
Centuri Holdings, Inc. (c)	1,874,053	35,176
Fluor Corp. (b)	570,800	29,841
		65,017
Electrical Equipment - 2.1%
Acuity Brands, Inc.	110,200	33,136
GrafTech International Ltd. (b)	4,297,209	7,305
Regal Rexnord Corp.	405,556	67,541
Sensata Technologies PLC	1,185,900	40,724
Siemens Energy AG (b)	1,138,500	46,477
		195,183
Ground Transportation - 1.8%
Ryder System, Inc.	342,970	50,170
TFI International, Inc. (Canada)	244,200	32,680
U-Haul Holding Co. Class N	620,125	42,330
XPO, Inc. (b)	297,000	38,767
		163,947
Machinery - 4.8%
Allison Transmission Holdings, Inc.	561,029	59,952
Atmus Filtration Technologies, Inc.	1,040,200	40,505
ATS Corp. (b)	710,800	21,303
Chart Industries, Inc. (b)(c)	251,600	30,373
CNH Industrial NV Class A	3,680,500	41,332
Gates Industrial Corp. PLC (b)	2,814,700	54,464
NFI Group, Inc. (b)	2,422,600	27,578
Oshkosh Corp.	451,100	46,120
PACCAR, Inc.	273,100	28,479
Terex Corp.	818,600	42,330
Timken Co.	588,696	48,862
		441,298
Professional Services - 2.5%
Clarivate PLC (b)(c)	4,036,600	26,642
Concentrix Corp. (c)	739,100	31,419
Dun & Bradstreet Holdings, Inc.	2,601,406	30,931
First Advantage Corp. (b)(c)	1,859,700	33,698
Genpact Ltd.	786,500	30,021
ManpowerGroup, Inc.	403,700	25,373
WNS Holdings Ltd.	1,012,400	48,585
		226,669
Trading Companies & Distributors - 2.3%
Beacon Roofing Supply, Inc. (b)	258,800	23,828
GMS, Inc. (b)	431,019	38,744
Herc Holdings, Inc.	272,800	57,053
McGrath RentCorp.	274,900	31,256
WESCO International, Inc.	334,300	64,176
		215,057
TOTAL INDUSTRIALS		1,727,980
INFORMATION TECHNOLOGY - 4.3%
Communications Equipment - 0.9%
Lumentum Holdings, Inc. (b)	1,277,394	81,587
Electronic Equipment, Instruments & Components - 2.0%
Arrow Electronics, Inc. (b)	316,900	37,607
Crane NXT Co.	354,049	19,214
Flex Ltd. (b)	840,311	29,134
Jabil, Inc.	552,100	67,958
Vontier Corp.	727,600	26,979
		180,892
Semiconductors & Semiconductor Equipment - 1.0%
First Solar, Inc. (b)	141,300	27,480
ON Semiconductor Corp. (b)	909,809	64,132
		91,612
Software - 0.4%
NCR Voyix Corp. (b)	3,292,500	42,177
TOTAL INFORMATION TECHNOLOGY		396,268
MATERIALS - 10.5%
Chemicals - 3.7%
Air Products & Chemicals, Inc.	28,500	8,850
Celanese Corp.	148,416	18,696
Corteva, Inc.	718,651	43,780
Lanxess AG	937,900	27,117
Methanex Corp.	997,719	39,081
Minerals Technologies, Inc.	276,000	20,780
Olin Corp.	915,000	37,542
Syensqo SA	482,700	37,295
The Chemours Co. LLC	2,282,245	41,446
Tronox Holdings PLC	1,636,655	19,836
Westlake Corp.	359,715	47,461
		341,884
Construction Materials - 0.4%
GCC S.A.B. de CV	1,324,800	10,834
Martin Marietta Materials, Inc.	45,253	26,805
Titan Cement International Trading SA	105,447	3,762
		41,401
Containers & Packaging - 2.7%
Berry Global Group, Inc.	739,300	52,084
International Paper Co.	1,401,793	77,856
O-I Glass, Inc. (b)	2,999,084	33,320
Smurfit Westrock PLC	1,605,636	82,690
		245,950
Metals & Mining - 2.8%
Algoma Steel Group, Inc.	1,872,400	19,379
Arch Resources, Inc. Class A,	369,600	54,242
Compass Minerals International, Inc. (c)	664,300	8,178
Constellium NV (b)	3,679,443	40,842
First Quantum Minerals Ltd. (b)	4,171,963	53,904
Gerdau SA	1,040,000	3,213
Radius Recycling, Inc. Class A	636,000	10,297
Reliance, Inc.	146,000	41,806
Steel Dynamics, Inc.	184,777	24,113
		255,974
Paper & Forest Products - 0.9%
Interfor Corp. (b)(d)	3,422,813	47,175
Louisiana-Pacific Corp.	322,750	31,920
		79,095
TOTAL MATERIALS		964,304
REAL ESTATE - 5.2%
Equity Real Estate Investment Trusts (REITs) - 4.3%
American Healthcare (REIT), Inc.	1,264,600	33,638
EastGroup Properties, Inc.	276,500	47,359
Lamar Advertising Co. Class A	154,900	20,447
Outfront Media, Inc.	2,360,500	41,922
Prologis, Inc.	255,702	28,879
Sun Communities, Inc.	560,200	74,327
Ventas, Inc.	1,345,900	88,143
Welltower, Inc.	436,700	58,902
		393,617
Real Estate Management & Development - 0.9%
Compass, Inc. Class A (b)	7,870,800	49,980
Newmark Group, Inc. Class A	2,135,300	32,008
		81,988
TOTAL REAL ESTATE		475,605
UTILITIES - 7.3%
Electric Utilities - 4.3%
Constellation Energy Corp.	204,369	53,741
Edison International	685,584	56,492
Entergy Corp.	488,900	75,672
FirstEnergy Corp.	1,615,300	67,568
PG&E Corp.	5,736,000	115,980
SSE PLC	909,640	20,655
		390,108
Gas Utilities - 0.4%
UGI Corp.	1,718,802	41,097
Independent Power and Renewable Electricity Producers - 2.0%
The AES Corp.	4,225,200	69,674
Vistra Corp.	889,800	111,189
		180,863
Multi-Utilities - 0.6%
Sempra	653,800	54,507
TOTAL UTILITIES		666,575
TOTAL COMMON STOCKS (Cost $7,413,217)		9,046,539

U.S. Treasury Obligations - 0.1%
	Principal Amount (e) (000s)	Value ($) (000s)
U.S. Treasury Bills, yield at date of purchase 4.53% to 5.09% 11/21/24 to 1/2/25 (f) (Cost $5,420)	5,450	5,420

Money Market Funds - 2.8%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.87% (g)	114,168,957	114,192
Fidelity Securities Lending Cash Central Fund 4.87% (g)(h)	145,194,647	145,209
TOTAL MONEY MARKET FUNDS (Cost $259,401)		259,401

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $7,678,038)	9,311,360
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(138,674)
NET ASSETS - 100.0%	9,172,686

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	254	Dec 2024	79,085	(255)	(255)

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $91,580,000 or 1.0% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Affiliated company
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,791,000.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	32,997	3,441,322	3,360,131	4,623	4	-	114,192	0.2%
Fidelity Securities Lending Cash Central Fund 4.87%	174,301	1,749,167	1,778,259	2,155	-	-	145,209	0.6%
Total	207,298	5,190,489	5,138,390	6,778	4	-	259,401

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Interfor Corp.	15,768	41,661	10,657	-	(623)	1,026	47,175
Total	15,768	41,661	10,657	-	(623)	1,026	47,175

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	239,323	186,069	53,254	-
Consumer Discretionary	946,394	908,197	38,197	-
Consumer Staples	464,603	464,603	-	-
Energy	834,472	806,849	27,623	-
Financials	1,502,207	1,459,176	43,031	-
Health Care	828,808	807,945	20,863	-
Industrials	1,727,980	1,712,840	15,140	-
Information Technology	396,268	396,268	-	-
Materials	964,304	964,304	-	-
Real Estate	475,605	475,605	-	-
Utilities	666,575	666,575	-	-

U.S. Government and Government Agency Obligations	5,420	-	5,420	-

Money Market Funds	259,401	259,401	-	-
Total Investments in Securities:	9,311,360	9,107,832	203,528	-

Net Unrealized Depreciation on Unfunded Commitments	(1,956)	(1,956)	-	-
Total	(1,956)	(1,956)	-	-
Derivative Instruments: Liabilities
Futures Contracts	(255)	(255)	-	-
Total Liabilities	(255)	(255)	-	-
Total Derivative Instruments:	(255)	(255)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(255)
Total Equity Risk	0	(255)
Total Value of Derivatives	0	(255)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $138,855) - See accompanying schedule:
Unaffiliated issuers (cost $7,368,851)	$9,004,784
Fidelity Central Funds (cost $259,401)	259,401
Other affiliated issuers (cost $49,786)	47,175

Total Investment in Securities (cost $7,678,038)		$9,311,360
Cash		79
Foreign currency held at value (cost $969)		968
Receivable for investments sold		6,594
Receivable for fund shares sold		40,958
Dividends receivable		3,606
Distributions receivable from Fidelity Central Funds		541
Prepaid expenses		11
Other receivables		834
Total assets		9,364,951
Liabilities
Payable for investments purchased	$35,008
Unrealized depreciation on unfunded commitments	1,956
Payable for fund shares redeemed	3,041
Accrued management fee	5,801
Payable for daily variation margin on futures contracts	630
Other payables and accrued expenses	638
Collateral on securities loaned	145,191
Total liabilities		192,265
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$9,172,686
Net Assets consist of:
Paid in capital		$6,291,852
Total accumulated earnings (loss)		2,880,834
Net Assets		$9,172,686

Net Asset Value and Maximum Offering Price
Value :
Net Asset Value, offering price and redemption price per share ($8,185,041 ÷ 519,042 shares)		$15.77
Class K :
Net Asset Value, offering price and redemption price per share ($987,645 ÷ 62,514 shares)		$15.80
Statement of Operations
Year ended October 31, 2024 Amounts in thousands
Investment Income
Dividends		$163,483
Interest		507
Income from Fidelity Central Funds (including $2,155 from security lending)		6,778
Total income		170,768
Expenses
Management fee
Basic fee	$53,401
Performance adjustment	16,307
Transfer agent fees	3,316
Accounting fees	386
Custodian fees and expenses	107
Independent trustees' fees and expenses	40
Registration fees	142
Audit fees	70
Legal	21
Interest	6
Miscellaneous	125
Total expenses before reductions	73,921
Expense reductions	(395)
Total expenses after reductions		73,526
Net Investment income (loss)		97,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,336,346
Fidelity Central Funds	4
Other affiliated issuers	(623)
Foreign currency transactions	98
Futures contracts	24,698
Total net realized gain (loss)		1,360,523
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	861,252
Affiliated issuers	1,026
Unfunded commitments	(1,956)
Assets and liabilities in foreign currencies	16
Futures contracts	(255)
Total change in net unrealized appreciation (depreciation)		860,083
Net gain (loss)		2,220,606
Net increase (decrease) in net assets resulting from operations		$2,317,848
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$97,242	$80,170
Net realized gain (loss)	1,360,523	269,308
Change in net unrealized appreciation (depreciation)	860,083	(258,943)
Net increase (decrease) in net assets resulting from operations	2,317,848	90,535
Distributions to shareholders	(317,212)	(550,862)

Share transactions - net increase (decrease)	3,404	(720,277)
Total increase (decrease) in net assets	2,004,040	(1,180,604)

Net Assets
Beginning of period	7,168,646	8,349,250
End of period	$9,172,686	$7,168,646

Financial Highlights
Fidelity® Value Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.52	$13.27	$15.72	$9.57	$10.59
Income from Investment Operations
Net investment income (loss) A,B	.16	.13	.17	.12	.12
Net realized and unrealized gain (loss)	3.62	- C	(1.18)	6.15	(.77)
Total from investment operations	3.78	.13	(1.01)	6.27	(.65)
Distributions from net investment income	(.15)	(.09)	(.20)	(.12)	(.14) D
Distributions from net realized gain	(.38)	(.80)	(1.24)	-	(.23) D
Total distributions	(.53)	(.88) E	(1.44)	(.12)	(.37)
Net asset value, end of period	$15.77	$12.52	$13.27	$15.72	$9.57
Total Return F	30.95%	.97%	(6.80)%	65.91%	(6.52)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.82%	.87%	.83%	.79%	.57%
Expenses net of fee waivers, if any	.81%	.87%	.83%	.79%	.57%
Expenses net of all reductions	.81%	.87%	.83%	.79%	.55%
Net investment income (loss)	1.05%	.99%	1.18%	.82%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$8,185	$6,539	$7,190	$8,361	$4,760
Portfolio turnover rate I	85%	69%	74%	77%	90%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Value Fund Class K

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.54	$13.30	$15.74	$9.59	$10.60
Income from Investment Operations
Net investment income (loss) A,B	.17	.14	.18	.13	.13
Net realized and unrealized gain (loss)	3.64	- C	(1.17)	6.15	(.76)
Total from investment operations	3.81	.14	(.99)	6.28	(.63)
Distributions from net investment income	(.16)	(.10)	(.21)	(.13)	(.15) D
Distributions from net realized gain	(.38)	(.80)	(1.24)	-	(.23) D
Total distributions	(.55) E	(.90)	(1.45)	(.13)	(.38)
Net asset value, end of period	$15.80	$12.54	$13.30	$15.74	$9.59
Total Return F	31.11%	.99%	(6.63)%	65.90%	(6.33)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.75%	.79%	.75%	.71%	.47%
Expenses net of fee waivers, if any	.74%	.78%	.74%	.71%	.47%
Expenses net of all reductions	.74%	.78%	.74%	.71%	.45%
Net investment income (loss)	1.12%	1.07%	1.27%	.91%	1.40%
Supplemental Data
Net assets, end of period (in millions)	$988	$630	$1,160	$1,168	$493
Portfolio turnover rate I	85%	69%	74%	77%	90%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Value Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Value Fund	$464

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,131,356
Gross unrealized depreciation	(573,202)
Net unrealized appreciation (depreciation)	$1,558,154
Tax Cost	$7,751,250

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$380,791
Undistributed long-term capital gain	$941,920
Net unrealized appreciation (depreciation) on securities and other investments	$1,558,123

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$89,393	$ 55,150
Long-term Capital Gains	227,819	495,712
Total	$317,212	$ 550,862

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Value Fund	EchoStar Corp.	18,405	(1,956)

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Fund	7,709,615	7,996,636
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Value	.63
Class K	.55

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Value	.62
Class K	.55

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Value Fund	Russell Midcap Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Value. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .18%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Value	.1269
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Value	3,167.13
Class K	149.04
	3,316

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Value Fund	.0134

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Value Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Value Fund	248

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Value Fund	Borrower	9,064	5.57%	6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Value Fund	544,919	718,198	132,617
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Value Fund	14
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Value Fund	229	-A	-

A In the amount of less than five hundred dollars.
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $395.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Value Fund
Distributions to shareholders
Value	$275,443	$473,295
Class K	41,769	77,567
Total	$317,212	$550,862

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Value Fund
Value
Shares sold	45,354	25,663	$657,418	$340,386
Reinvestment of distributions	18,648	34,449	250,634	434,054
Shares redeemed	(67,396)	(79,290)	(995,348)	(1,032,323)
Net increase (decrease)	(3,394)	(19,178)	$(87,296)	$(257,883)
Class K
Shares sold	55,250	11,753	$766,873	$155,225
Reinvestment of distributions	3,103	6,151	41,769	77,567
Shares redeemed	(46,042)	(54,898)	(717,942)	(695,186)
Net increase (decrease)	12,311	(36,994)	$90,700	$(462,394)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Capital Trust and Shareholders of Fidelity Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Value Fund (one of the funds constituting Fidelity Capital Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $941,919,655, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,144,905 of the distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 99% and Class K designates 91% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	15,185,058,418.79	92.97
Withheld	1,147,921,636.86	7.03
TOTAL	16,332,980,055.65	100.00
Robert A. Lawrence
Affirmative	15,088,639,038.03	92.38
Withheld	1,244,341,017.62	7.62
TOTAL	16,332,980,055.65	100.00
Vijay C. Advani
Affirmative	15,084,874,254.38	92.36
Withheld	1,248,105,801.28	7.64
TOTAL	16,332,980,055.65	100.00
Thomas P. Bostick
Affirmative	15,122,715,101.47	92.59
Withheld	1,210,264,954.19	7.41
TOTAL	16,332,980,055.65	100.00
Donald F. Donahue
Affirmative	15,075,519,235.29	92.30
Withheld	1,257,460,820.36	7.70
TOTAL	16,332,980,055.65	100.00
Vicki L. Fuller
Affirmative	15,172,322,690.84	92.89
Withheld	1,160,657,364.81	7.11
TOTAL	16,332,980,055.65	100.00
Patricia L. Kampling
Affirmative	15,224,239,512.19	93.21
Withheld	1,108,740,543.46	6.79
TOTAL	16,332,980,055.65	100.00
Thomas A. Kennedy
Affirmative	15,120,096,288.99	92.57
Withheld	1,212,883,766.66	7.43
TOTAL	16,332,980,055.65	100.00
Oscar Munoz
Affirmative	15,113,123,971.09	92.53
Withheld	1,219,856,084.56	7.47
TOTAL	16,332,980,055.65	100.00
Karen B. Peetz
Affirmative	15,171,756,459.20	92.89
Withheld	1,161,223,596.45	7.11
TOTAL	16,332,980,055.65	100.00
David M. Thomas
Affirmative	15,043,539,121.30	92.11
Withheld	1,289,440,934.36	7.89
TOTAL	16,332,980,055.65	100.00
Susan Tomasky
Affirmative	15,101,081,498.25	92.46
Withheld	1,231,898,557.41	7.54
TOTAL	16,332,980,055.65	100.00
Michael E. Wiley
Affirmative	15,063,338,952.38	92.23
Withheld	1,269,641,103.27	7.77
TOTAL	16,332,980,055.65	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.538531.127
VAL-ANN-1224
Fidelity® Disciplined Equity Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Disciplined Equity Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 10.7%
Entertainment - 1.5%
Netflix, Inc. (a)	38,834	29,360
Spotify Technology SA (a)	2,700	1,040
		30,400
Interactive Media & Services - 9.2%
Alphabet, Inc.:
Class A	326,000	55,782
Class C	283,200	48,906
Meta Platforms, Inc. Class A	145,277	82,456
		187,144
TOTAL COMMUNICATION SERVICES		217,544
CONSUMER DISCRETIONARY - 8.3%
Broadline Retail - 4.6%
Amazon.com, Inc. (a)	498,260	92,876
Hotels, Restaurants & Leisure - 1.4%
Airbnb, Inc. Class A (a)	36,200	4,879
Booking Holdings, Inc.	100	468
Chipotle Mexican Grill, Inc. (a)	235,300	13,123
Doordash, Inc. (a)	6,900	1,081
Hilton Worldwide Holdings, Inc.	16,366	3,844
Marriott International, Inc. Class A	21,800	5,668
		29,063
Household Durables - 1.6%
NVR, Inc. (a)	2,055	18,809
PulteGroup, Inc.	91,000	11,787
TopBuild Corp. (a)	5,400	1,908
		32,504
Specialty Retail - 0.6%
Dick's Sporting Goods, Inc.	22,600	4,424
TJX Companies, Inc.	61,200	6,917
		11,341
Textiles, Apparel & Luxury Goods - 0.1%
lululemon athletica, Inc. (a)	8,800	2,622
TOTAL CONSUMER DISCRETIONARY		168,406
CONSUMER STAPLES - 3.0%
Beverages - 1.2%
Monster Beverage Corp. (a)	175,400	9,240
The Coca-Cola Co.	224,700	14,675
		23,915
Consumer Staples Distribution & Retail - 1.8%
Costco Wholesale Corp.	41,315	36,117
TOTAL CONSUMER STAPLES		60,032
ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Devon Energy Corp.	52,800	2,042
Diamondback Energy, Inc.	13,100	2,316
EOG Resources, Inc.	31,567	3,850
Exxon Mobil Corp.	16,400	1,915
Occidental Petroleum Corp.	48,400	2,425
Ovintiv, Inc.	42,000	1,646
Valero Energy Corp.	20,300	2,634
		16,828
FINANCIALS - 11.9%
Banks - 4.4%
Bank of America Corp.	550,583	23,025
JPMorgan Chase & Co.	191,214	42,434
KeyCorp	108,300	1,868
M&T Bank Corp.	28,900	5,626
Wells Fargo & Co.	240,700	15,626
		88,579
Capital Markets - 2.7%
KKR & Co., Inc. Class A	96,100	13,285
LPL Financial	9,000	2,540
Moody's Corp.	44,239	20,086
MSCI, Inc.	17,044	9,736
S&P Global, Inc.	19,758	9,491
		55,138
Financial Services - 4.0%
Corpay, Inc. (a)	6,000	1,978
MasterCard, Inc. Class A	74,511	37,225
Visa, Inc. Class A	142,934	41,429
		80,632
Insurance - 0.8%
Arthur J. Gallagher & Co.	37,200	10,461
The Travelers Companies, Inc.	26,600	6,542
		17,003
TOTAL FINANCIALS		241,352
HEALTH CARE - 12.5%
Biotechnology - 0.7%
Alnylam Pharmaceuticals, Inc. (a)	18,100	4,825
Vertex Pharmaceuticals, Inc. (a)	19,500	9,282
		14,107
Health Care Equipment & Supplies - 2.6%
Boston Scientific Corp. (a)	288,029	24,200
Intuitive Surgical, Inc. (a)	33,914	17,087
Stryker Corp.	26,600	9,477
TransMedics Group, Inc. (a)(b)	28,200	2,312
		53,076
Health Care Providers & Services - 3.3%
Cencora, Inc.	37,100	8,462
Tenet Healthcare Corp. (a)	66,300	10,278
UnitedHealth Group, Inc.	83,775	47,291
		66,031
Health Care Technology - 0.2%
Veeva Systems, Inc. Class A (a)	17,900	3,738
Life Sciences Tools & Services - 2.5%
Danaher Corp.	115,645	28,409
Thermo Fisher Scientific, Inc.	40,400	22,071
		50,480
Pharmaceuticals - 3.2%
Eli Lilly & Co.	64,200	53,269
Zoetis, Inc. Class A	68,644	12,272
		65,541
TOTAL HEALTH CARE		252,973
INDUSTRIALS - 14.2%
Aerospace & Defense - 3.2%
GE Aerospace	184,700	31,728
HEICO Corp. Class A	77,047	14,794
TransDigm Group, Inc.	14,400	18,753
		65,275
Building Products - 1.6%
Carlisle Companies, Inc.	25,000	10,556
The AZEK Co., Inc. Class A, (a)	128,800	5,667
Trane Technologies PLC	44,900	16,620
		32,843
Commercial Services & Supplies - 1.0%
Cintas Corp.	66,252	13,635
Copart, Inc. (a)	111,052	5,716
		19,351
Construction & Engineering - 1.1%
Comfort Systems U.S.A., Inc.	26,500	10,363
EMCOR Group, Inc.	28,500	12,713
		23,076
Electrical Equipment - 2.7%
AMETEK, Inc.	49,238	9,027
Eaton Corp. PLC	100,800	33,423
Vertiv Holdings Co.	116,600	12,743
		55,193
Ground Transportation - 0.5%
Old Dominion Freight Lines, Inc.	50,200	10,106
Machinery - 3.3%
Ingersoll Rand, Inc.	14,300	1,373
ITT, Inc.	59,739	8,371
Parker Hannifin Corp.	39,600	25,109
Pentair PLC	47,500	4,708
Snap-On, Inc.	32,700	10,795
Westinghouse Air Brake Tech Co.	83,300	15,659
		66,015
Professional Services - 0.7%
Equifax, Inc.	9,000	2,385
TransUnion	116,800	11,832
		14,217
Trading Companies & Distributors - 0.1%
FTAI Aviation Ltd.	11,200	1,506
United Rentals, Inc.	1,400	1,138
		2,644
TOTAL INDUSTRIALS		288,720
INFORMATION TECHNOLOGY - 32.1%
Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp. Class A	274,280	18,382
Zebra Technologies Corp. Class A (a)	13,200	5,042
		23,424
Semiconductors & Semiconductor Equipment - 12.8%
Advanced Micro Devices, Inc. (a)	70,400	10,143
Broadcom, Inc.	262,000	44,480
KLA Corp.	18,900	12,592
Lam Research Corp.	181,670	13,507
Micron Technology, Inc.	13,400	1,335
Monolithic Power Systems, Inc.	7,900	5,998
NVIDIA Corp.	1,292,880	171,647
		259,702
Software - 12.5%
Adobe, Inc. (a)	31,259	14,944
AppLovin Corp. Class A, (a)	16,000	2,710
Cadence Design Systems, Inc. (a)	50,447	13,929
Fortinet, Inc. (a)	138,460	10,891
HubSpot, Inc. (a)	762	423
Intuit, Inc.	19,526	11,917
Microsoft Corp.	403,438	163,937
Nutanix, Inc. Class A (a)	77,700	4,825
Palo Alto Networks, Inc. (a)	25,500	9,188
Salesforce, Inc.	17,694	5,156
ServiceNow, Inc. (a)	1,352	1,261
Synopsys, Inc. (a)	27,200	13,970
		253,151
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	509,607	115,125
TOTAL INFORMATION TECHNOLOGY		651,402
MATERIALS - 1.8%
Chemicals - 0.6%
CF Industries Holdings, Inc.	51,600	4,243
Sherwin-Williams Co.	23,083	8,281
		12,524
Construction Materials - 0.9%
Martin Marietta Materials, Inc.	14,200	8,411
Vulcan Materials Co.	35,000	9,588
		17,999
Containers & Packaging - 0.3%
Ball Corp.	98,900	5,860
TOTAL MATERIALS		36,383
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 0.9%
American Tower Corp.	88,400	18,877
Real Estate Management & Development - 0.9%
Compass, Inc. Class A (a)	327,000	2,076
Jones Lang LaSalle, Inc. (a)	47,900	12,979
Zillow Group, Inc. Class C (a)	30,400	1,827
		16,882
TOTAL REAL ESTATE		35,759
UTILITIES - 1.4%
Electric Utilities - 0.7%
Constellation Energy Corp.	53,700	14,121
Independent Power and Renewable Electricity Producers - 0.7%
Vistra Corp.	110,100	13,758
TOTAL UTILITIES		27,879
TOTAL COMMON STOCKS (Cost $946,986)		1,997,278

Money Market Funds - 1.7%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.87% (c)	31,069,803	31,076
Fidelity Securities Lending Cash Central Fund 4.87% (c)(d)	2,353,140	2,353
TOTAL MONEY MARKET FUNDS (Cost $33,429)		33,429

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $980,415)	2,030,707
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(3,053)
NET ASSETS - 100.0%	2,027,654

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	7,011	401,461	377,396	744	-	-	31,076	0.1%
Fidelity Securities Lending Cash Central Fund 4.87%	-	63,902	61,549	1	-	-	2,353	0.0%
Total	7,011	465,363	438,945	745	-	-	33,429

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	217,544	217,544	-	-
Consumer Discretionary	168,406	168,406	-	-
Consumer Staples	60,032	60,032	-	-
Energy	16,828	16,828	-	-
Financials	241,352	241,352	-	-
Health Care	252,973	252,973	-	-
Industrials	288,720	288,720	-	-
Information Technology	651,402	651,402	-	-
Materials	36,383	36,383	-	-
Real Estate	35,759	35,759	-	-
Utilities	27,879	27,879	-	-

Money Market Funds	33,429	33,429	-	-
Total Investments in Securities:	2,030,707	2,030,707	-	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $2,303) - See accompanying schedule:
Unaffiliated issuers (cost $946,986)	$1,997,278
Fidelity Central Funds (cost $33,429)	33,429

Total Investment in Securities (cost $980,415)		$2,030,707
Receivable for investments sold		2,816
Receivable for fund shares sold		121
Dividends receivable		88
Distributions receivable from Fidelity Central Funds		39
Prepaid expenses		2
Other receivables		21
Total assets		2,033,794
Liabilities
Payable for investments purchased	$2,052
Payable for fund shares redeemed	852
Accrued management fee	812
Other payables and accrued expenses	71
Collateral on securities loaned	2,353
Total liabilities		6,140
Net Assets		$2,027,654
Net Assets consist of:
Paid in capital		$807,934
Total accumulated earnings (loss)		1,219,720
Net Assets		$2,027,654

Net Asset Value and Maximum Offering Price
Disciplined Equity :
Net Asset Value, offering price and redemption price per share ($1,965,862 ÷ 27,790 shares)		$70.74
Class K :
Net Asset Value, offering price and redemption price per share ($61,792 ÷ 873 shares)(a)		$70.75
(a)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Year ended October 31, 2024 Amounts in thousands
Investment Income
Dividends		$14,997
Income from Fidelity Central Funds (including $1 from security lending)		745
Total income		15,742
Expenses
Management fee
Basic fee	$11,646
Performance adjustment	(2,461)
Transfer agent fees	717
Accounting fees	161
Custodian fees and expenses	27
Independent trustees' fees and expenses	8
Registration fees	46
Audit fees	56
Legal	10
Interest	3
Miscellaneous	24
Total expenses before reductions	10,237
Expense reductions	(81)
Total expenses after reductions		10,156
Net Investment income (loss)		5,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	178,085
Total net realized gain (loss)		178,085
Change in net unrealized appreciation (depreciation) on investment securities		417,871
Net gain (loss)		595,956
Net increase (decrease) in net assets resulting from operations		$601,542
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,586	$6,784
Net realized gain (loss)	178,085	76,312
Change in net unrealized appreciation (depreciation)	417,871	122,255
Net increase (decrease) in net assets resulting from operations	601,542	205,351
Distributions to shareholders	(77,529)	(40,439)

Share transactions - net increase (decrease)	(49,123)	(87,151)
Total increase (decrease) in net assets	474,890	77,761

Net Assets
Beginning of period	1,552,764	1,475,003
End of period	$2,027,654	$1,552,764

Financial Highlights
Fidelity® Disciplined Equity Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$53.10	$47.71	$65.18	$45.48	$37.51
Income from Investment Operations
Net investment income (loss) A,B	.19	.22	.11	(.06)	.03
Net realized and unrealized gain (loss)	20.11	6.49	(16.65)	19.77	8.16
Total from investment operations	20.30	6.71	(16.54)	19.71	8.19
Distributions from net investment income	(.22)	(.12)	-	(.01)	(.22)
Distributions from net realized gain	(2.45)	(1.20)	(.93)	-	-
Total distributions	(2.66) C	(1.32)	(.93)	(.01)	(.22)
Net asset value, end of period	$70.74	$53.10	$47.71	$65.18	$45.48
Total Return D	39.52%	14.44%	(25.71)%	43.35%	21.92%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.53%	.49%	.71%	.79%	.71%
Expenses net of fee waivers, if any	.53%	.48%	.70%	.78%	.71%
Expenses net of all reductions	.53%	.48%	.70%	.78%	.71%
Net investment income (loss)	.29%	.44%	.20%	(.10)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$1,966	$1,504	$1,422	$2,091	$1,469
Portfolio turnover rate G	39%	36%	28%	19%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Disciplined Equity Fund Class K

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$53.11	$47.72	$65.14	$45.42	$37.47
Income from Investment Operations
Net investment income (loss) A,B	.24	.27	.16	(.01)	.06
Net realized and unrealized gain (loss)	20.11	6.49	(16.65)	19.75	8.14
Total from investment operations	20.35	6.76	(16.49)	19.74	8.20
Distributions from net investment income	(.26)	(.17)	-	(.02)	(.25)
Distributions from net realized gain	(2.45)	(1.20)	(.93)	-	-
Total distributions	(2.71)	(1.37)	(.93)	(.02)	(.25)
Net asset value, end of period	$70.75	$53.11	$47.72	$65.14	$45.42
Total Return C	39.63%	14.55%	(25.65)%	43.47%	21.99%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.40%	.62%	.70%	.62%
Expenses net of fee waivers, if any	.44%	.39%	.62%	.70%	.62%
Expenses net of all reductions	.44%	.39%	.62%	.70%	.62%
Net investment income (loss)	.37%	.52%	.28%	(.01)%	.16%
Supplemental Data
Net assets, end of period (in millions)	$62	$49	$53	$113	$95
Portfolio turnover rate F	39%	36%	28%	19%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Disciplined Equity Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Disciplined Equity and Class K shares, each of which has equal rights as to assets and voting privileges
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,058,729
Gross unrealized depreciation	(14,039)
Net unrealized appreciation (depreciation)	$1,044,690
Tax Cost	$986,017

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,119
Undistributed long-term capital gain	$170,912
Net unrealized appreciation (depreciation) on securities and other investments	$1,044,690

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$6,300	$ 3,685
Long-term Capital Gains	71,229	36,754
Total	$77,529	$ 40,439

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Disciplined Equity Fund	735,108	870,450
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Disciplined Equity	.65
Class K	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Disciplined Equity	.64
Class K	.56

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Disciplined Equity Fund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Disciplined Equity. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.13) %.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Disciplined Equity	.1251
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Disciplined Equity	709.12
Class K	8.04
	717

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Disciplined Equity Fund	.0274

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Disciplined Equity Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Disciplined Equity Fund	10

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Disciplined Equity Fund	Borrower	5,705	5.57%	3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Disciplined Equity Fund	53,959	74,160	16,126
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Disciplined Equity Fund	3
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Disciplined Equity Fund	-A	-	-

A Amount represents less than five hundred dollars.
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $81.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Disciplined Equity Fund
Distributions to shareholders
Disciplined Equity	$75,009	$39,004
Class K	2,520	1,435
Total	$77,529	$40,439
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Disciplined Equity Fund
Disciplined Equity
Shares sold	998	567	$64,204	$29,350
Reinvestment of distributions	1,208	760	68,008	35,580
Shares redeemed	(2,732)	(2,818)	(177,125)	(142,970)
Net increase (decrease)	(526)	(1,491)	$(44,913)	$(78,040)
Class K
Shares sold	56	48	$3,668	$2,440
Reinvestment of distributions	45	31	2,520	1,435
Shares redeemed	(156)	(260)	(10,398)	(12,986)
Net increase (decrease)	(55)	(181)	$(4,210)	$(9,111)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Capital Trust and Shareholders of Fidelity Disciplined Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Disciplined Equity Fund (one of the funds constituting Fidelity Capital Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $178,449,240, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	15,185,058,418.79	92.97
Withheld	1,147,921,636.86	7.03
TOTAL	16,332,980,055.65	100.00
Robert A. Lawrence
Affirmative	15,088,639,038.03	92.38
Withheld	1,244,341,017.62	7.62
TOTAL	16,332,980,055.65	100.00
Vijay C. Advani
Affirmative	15,084,874,254.38	92.36
Withheld	1,248,105,801.28	7.64
TOTAL	16,332,980,055.65	100.00
Thomas P. Bostick
Affirmative	15,122,715,101.47	92.59
Withheld	1,210,264,954.19	7.41
TOTAL	16,332,980,055.65	100.00
Donald F. Donahue
Affirmative	15,075,519,235.29	92.30
Withheld	1,257,460,820.36	7.70
TOTAL	16,332,980,055.65	100.00
Vicki L. Fuller
Affirmative	15,172,322,690.84	92.89
Withheld	1,160,657,364.81	7.11
TOTAL	16,332,980,055.65	100.00
Patricia L. Kampling
Affirmative	15,224,239,512.19	93.21
Withheld	1,108,740,543.46	6.79
TOTAL	16,332,980,055.65	100.00
Thomas A. Kennedy
Affirmative	15,120,096,288.99	92.57
Withheld	1,212,883,766.66	7.43
TOTAL	16,332,980,055.65	100.00
Oscar Munoz
Affirmative	15,113,123,971.09	92.53
Withheld	1,219,856,084.56	7.47
TOTAL	16,332,980,055.65	100.00
Karen B. Peetz
Affirmative	15,171,756,459.20	92.89
Withheld	1,161,223,596.45	7.11
TOTAL	16,332,980,055.65	100.00
David M. Thomas
Affirmative	15,043,539,121.30	92.11
Withheld	1,289,440,934.36	7.89
TOTAL	16,332,980,055.65	100.00
Susan Tomasky
Affirmative	15,101,081,498.25	92.46
Withheld	1,231,898,557.41	7.54
TOTAL	16,332,980,055.65	100.00
Michael E. Wiley
Affirmative	15,063,338,952.38	92.23
Withheld	1,269,641,103.27	7.77
TOTAL	16,332,980,055.65	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Disciplined Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and equal to the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.538372.127
FDE-ANN-1224

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Capital Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 20, 2024

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	December 20, 2024